                                                                  Exhibit 10.1
                            BUSINESS PARK NET LEASE


                               TABLE OF CONTENTS



1. SALIENT LEASE TERMS ............................................   1
2. PREMISES .......................................................   3
3. TERM ...........................................................   5
4. PRE-TERM POSSESSION.............................................   6
5. DELAY IN DELIVERY OF POSSESSION.................................   6
6. OPTIONS.........................................................   7
7. MINIMUM RENT....................................................   7
8. TAXES...........................................................   8
9. INTENTIONALLY OMITTED...........................................  10
10. ASSIGNMENT AND SUBLETTING......................................  10
11. PROPERTY INSURANCE.............................................  12
12. LIABILITY INSURANCE............................................  14
13. INSURANCE POLICY REQUIREMENTS..................................  15
14. LESSEE INSURANCE DEFAULT.......................................  15
15. INDEMNIFICATION, WAIVER OF CLAIMS AND SUBROGATION..............  15
16. DESTRUCTION....................................................  17
17. ACCORD AND SATISFACTION........................................  19
18. INTENTIONALLY OMITTED..........................................  19
19. USE............................................................  19
20. COMPLIANCE WITH LAWS AND REGULATIONS...........................  20
21. UTILITIES......................................................  27
22. ALTERATIONS....................................................  28
23. MAINTENANCE AND REPAIRS........................................  30
24. CONDEMNATION...................................................  31
25. PARKING........................................................  32
26. ENTRY BY LESSOR................................................  32
27. SIGNS..........................................................  33
28. DEFAULT........................................................  33
29. REMEDIES UPON DEFAULT..........................................  34
30. FORFEITURE OF PROPERTY AND LESSOR'S LIEN.......................  37
31. SURRENDER OF LEASE.............................................  37
32. LESSOR'S EXCULPATION...........................................  37
33. ATTORNEYS' FEES................................................  38

34. NOTICES....................................................  38
35. SUBORDINATION..............................................  39
36. ESTOPPEL CERTIFICATES......................................  39
37. WAIVER.....................................................  40
38. HOLDING OVER...............................................  40
39. SUCCESSORS AND ASSIGNS.....................................  41
40. TIME.......................................................  41
41. EFFECT OF LESSOR'S CONVEYANCE..............................  41
42. TRANSFER OF SECURITY.......................................  41
43. CORPORATE AUTHORITY........................................  41
44. WAIVER OF CALIFORNIA CODE SECTIONS.........................  42
45. WASTE......................................................  42
46. BANKRUPTCY.................................................  42
47. LATE CHARGES...............................................  44
48. MORTGAGEE PROTECTION.......................................  44
49. MISCELLANEOUS PROVISIONS...................................  44

                            BUSINESS PARK NET LEASE


                            1.   SALIENT LEASE TERMS



THIS LEASE is dated for reference purposes only this _______ day of July, 1997.



1.1    Parties and Notice  Lessor:  Square I, LLC
       Address:                     c/o The Edward Pike Co.
                                    3470 Mt. Diablo Blvd.
                                    Suite A205
                                    Lafayette, CA 94549
                                    Fax: (510) 299-4877

                           Lessee:    Cost Plus, Inc.
                                      201 Clay Street
                                      Oakland, CA 94607
                                      Attention: President
                                      Fax: (510) 893-6418

                                                              (Section 50.12)


1.2    Premises:           (A)   Name and Location of Complex:
                                 ----------------------------
                                 425 Madison and 430 Jackson Streets, Oakland,
                                 California

                           (B)  Leased Premises:
                                ---------------
                                The entirety of each Building located at 430
                                Jackson Street and 425 Madison Street, bounded by Jackson Street, Madison Street, 4th Street and 5th Street and the easterly one half of the adjacent parking lot bounded by 3rd Street, 4th Street, Jackson Street, and located in Oakland, California


                           (C)  Approximately 60,000 square feet.
                                                                  (Section 2.2)

1.3    Term:               (A)   Commencing on the Commencement Date and
                                 expiring on October 31, 2008;
                           (B)   Two (2) options to extend the term for
                                 five (5) years each
                                                                  (Section 3.1)

1.4    Minimum Rent:      Period:                   Rent per month:
                          From the Rent             Thirty-Five Thousand Five
                          Commencement Date         Hundred Dollars per month
                          through 120th full month  ($35,500);
                          thereafter:

                          First Option Period:      Forty Thousand Eight
                                                    Hundred Twenty-Five
                                                    Dollars per month ($40,825);

                          Second Option Period:     Forty-Six Thousand Nine
                                                    Hundred Forty-Nine
                                                    ($46,949).
                                                                  (Section 7.1)



                          Subject to the increases, if any, resulting under the provisions of section 2.4 (c).



1.5    Use:               Premises used solely for general office purposes,
                          training, storage, and any other lawful use approved by Lessor, which approval shall not be unreasonably withheld or delayed.

                                                                 (Section 19.1)


1.6    Contents:          This Lease consists of:
                          Pages 1 through 55
                          Sections 1 through 50.17
                          Addenda
                          Exhibits:
                            A - Legal Description of Complex
                            B - Plan of Complex
                            C - Lessee's Initial Alterations
                            D - Acknowledgment of Commencement of Term.



     The above terms are incorporated in this Lease as indicated above and referenced herein.



     Definitions of the terms in this Lease appear in the following sections: alterations, 22.2; Award, 24.1(c); bankruptcy event, 46.1; Building, 2.2; Complex, 2.2; Complex Insurance Premium, 11.3(a); Condemnation, 24.1(a); Condemnor, 24.1(d); Date of taking, 24.1(b); debtor, 46.1(a); Decision Period, 24.4; Parking Lot 25.1; Environmental Laws, 20.3(a); Hazardous Materials, 20.3(a); Hazardous Use, 20.3(b); Leased Premises, 2.2; Minimum Rent, 7.1; Nonterminating Party, 24.4; notice, 34.2; obligor, 34.3; person, 49.2; Plans, 22.2(b); Real Property Taxes, or Taxes, 8.1; Report, 20.3(c); restrictions, 2.5;. tax bill, 8.4; Term, 1.3; Terminating Party, 24.4; Transfer of the Leased Premises, or Transfer, 10.2; uninsured property loss, 16.1; worth at the time of award, 29.2(b).

                                  2.  PREMISES
     2.1   Demising Clause.


     Lessor hereby leases to Lessee, and Lessee hires from Lessor a portion of the Complex as hereinafter defined.

     2.2   Description.


     The term "Complex" shall refer to that parcel of real property of which the Leased Premises forms a part. The Complex is described with particularity in Exhibit A attached hereto and made a part hereof by reference, and described generally in Section 1.2(A) hereof. The premises leased herein are described in
Section 1.2(B) and delineated on Exhibit B, which is attached hereto and made a part hereof by reference, consisting of the approximate amount of square footage as specified in Section 1.2(C) hereof. The term "Building" shall refer to both buildings, collectively, which constitute part of the Leased Premises. The portion leased herein to Lessee, including the Parking Lot, is hereinafter referred to as the "Leased Premises." As specified in Section 25.1, Lessee shall be responsible for all costs (including maintenance, taxes and insurance) for the Parking Lot (as defined in Section 25.1 hereof). Lessor may not change the shape, size, location, number and extent of the improvements to any portion of the Complex without consent of Lessee, which shall not be unreasonably withheld. Lessor shall have the right to reconfigure the Parking Lot to maximize available parking without Lessee's consent, provided such reconfiguration does not cause any material detriment to Lessee's access or available parking.


     2.3   Condition of Premises

           (a) On delivery, the Premises shall be deemed accepted by Lessee "as is" without representation or warranty by Lessor as to physical condition, provided however that before the Commencement Date, Lessee, at its own risk, and expenses, upon reasonable notice to Lessor, and subject to such conditions as Lessor may impose, may survey the Premises and physically inspect Premises including and not limited to electrical, plumbing, mechanical, structural, and roof. Lessee has relied upon its own inspection, and its own professional advisor in its examination of the Premises and all improvements thereon. Lessee hereby represents, warrants, and covenants to Lessor that Lessee has conducted, or prior to the Commencement Date will conduct, Lessee's own investigation of the Premises and the physical condition thereof, including, without limitation, accessibility and location of utilities, Use of Hazardous Materials on, from, or under the Premises, earthquake preparedness of the property, all matters concerning the Premises with respect to taxes, assessments, income and expense data, bonds, permissible uses, zoning, covenants, conditions and restrictions, and other matters which in Lessee's judgment are necessary or advisable or might affect or influence Lessee's use of the Premises, or bear upon the value and suitability of the Premises, for Lessee's intended purposes, or Lessee's willingness to enter into this Lease. Lessee recognizes that Lessor would not lease the Premises except on an "as is" basis, and acknowledges that Lessor has made no representations or warranties of any kind in connection with the Premises other then those, if any, which are expressly set forth in this Lease. Lessee shall repair all damage to the Premises resulting from

Lessee or Lessee's representatives coming upon the Premises to perform any surveys, inspection, tests or analyses.



           (b) Lessee shall indemnify, defend by counsel acceptable to Lessor, and hold Lessor harmless from and against any cost, claims, damages or liabilities, including, but not limited to, attorney's fees and court costs, that may arise in connection with any testing done on the Premises except for
(i) any latent defect in, on, or under the Premises, (ii) the negligence, gross negligence, or willful misconduct of Lessor, or Lessor's agents, representatives, contractors, or employees, or (iii) the discovery by Lessee, or its agents, representatives, contractors, or employees of the presence of any toxic or hazardous substance in, on, or under the Premises, which condition must be remediated under applicable Environmental Laws (as defined in Section 20.3(a)). If Lessee does not elect to hire the Premises as provided herein, Lessee shall: (a) cause the property to be returned to the same condition as it was prior to any testing done on or with respect to the Premises; and (b) deliver to Lessor copies of all tests, reports or inspections that Lessee has conducted on or with respect to the Premises.


      2.4  Lessor Premises Obligations


           (a) Prior to the earlier of (i) the Rent Commencement Date and (ii) ninety (90) days after Lessor's receipt of written notice from Lessee (the "Improvements Notice") during the Term requesting completion of the below described Lessor improvements (the "Improvements Completion Date") Lessor, shall cause the replacement of the roof of that portion of the Premises described on Exhibit B as "Building A", the exterior painting of both buildings which constitute the Premises and removal of all asbestos tile in the Leased Premises (the "Lessor Improvements"). The colors used for the exterior painting shall be subject to Lessee's approval, not to be unreasonably withheld. If for any reason whatsoever Lessor fails to complete Lessor Improvements by the Improvements Completion Date, the Lease shall remain in full force and effect, and Lessor shall have no liability to Lessee for any loss or damage resulting from such failure. Except as hereinafter provided no such delay or inability to complete the Premises before the Improvements Completion Date shall give rise to any right of termination by Lessee of the Lease. Notwithstanding anything in the foregoing to the contrary, if Lessor has not completed Lessor Improvements by the Improvements Completion Date, Lessee shall have the right to complete the Lessor Improvements, pay all costs thereof and off-set those costs up to the amount of the Construction Upset Figure, as defined below, against Minimum Rent.


           (b) Promptly following approval of Lessor Improvements by Lessee, Lessor shall obtain written estimates, on a competitive bid basis (in accordance with a procedure established by Lessor following consultation with Lessee), from three general contractors for the cost to construct, furnish and install Lessor Improvements. Lessor shall promptly deliver to Lessee a copy of each bid so obtained and Lessee shall have the right to approve the construction bid and contractor to construct, furnish and install Lessor Improvements. If Lessee disapproves the construction bid and/or the contractors, Lessor shall not proceed with Lessor Improvements. However, if Lessee's approval is unreasonably withheld, Lessee shall be responsible and liable to Lessor for, and shall pay all costs and expenses incurred by Lessor in connection with, all delay in the commencement or completion of Lessor Improvements. Any disapproval by Lessee shall cause the responsibility for obtaining bids and selecting the contractor to be assumed by the Lessee and the Lessee's right to terminate this Lease under Section 2.4(a) shall be deemed waived.



           (c) Lessor shall pay for all Construction Costs (defined below) not exceeding One Hundred Thirty Five Dollars ($135,000) (the "Construction Upset Figure"). Construction Costs exceeding the Construction Upset Figure are herein referred to as the "Excess Costs". In the event the total estimated Construction Costs exceed the Construction Upset Figure, Lessee shall pay the Excess Cost either, at Lessee's option: (i) by a lump sum payment to Lessor (payable prior to commencement of construction by Lessor) or (ii) provided that Lessee has obtained the prior written consent of Lessor, which consent Lessor may withhold in its sole and absolute discretion, by increasing the Minimum Rent payable under the terms of this Lease by a sum equal to one percent (1%) of the Excess Costs. In either event, the lump sum payment, or the adjusted Minimum Rent shall be adjusted to reflect actual Construction Costs within forty-five (45) days following completion of construction. If Lessee elects to increase its rent as provided above, the parties shall promptly execute a lease amendment evidencing such rental increase within five (5) days following establishment of final Construction Costs, and Lessee shall thereupon pay to Lessor, retroactively, the amount of any rent payment shortage from Commencement Date through date of payment.



           (d) "Construction Costs" as used herein means all out-of-pocket costs paid by Lessor to third parties as a result of its performing Lessor Improvements, including, without limitation, actual cost of construction (including the contract price for construction); costs of governmental approvals, inspections, fees and permit charges, additional costs incurred as a consequence of plan changes required by law or required by Lessor and/or Lessee; repair of construction defects; restoration after damage or destruction; recording costs and filing fees; third party management and general overhead costs; architectural fees and engineering fees incurred by Lessor; cost of construction period insurance and all other reasonable costs incurred by Lessor as a result of the construction of the Lessor Improvements.



     2.5   Restrictions.


     The parties agree that this Lease is subject to the effect of (a) any zoning laws of the city, county and state where the Complex is situated; and (b) general and special taxes not delinquent.

                                    3.  TERM


     3.1   Commencement Date.


     The term of this Lease shall commence on the first to occur of (i) the date the Lessee takes possession of the Premises, or (ii) the date of close of escrow of Lessor's purchase of the Leased Premises, which shall not be later than October 31, 1997 (the "Commencement Date") and shall continue through and including October 31, 2008 (the "Expiration Date"), subject to the provisions of
Article 6 (Option Periods). Should Lessor not purchase the Leased Premises by October 31, 1997, either party may terminate this Lease immediately upon written notice to the other party.

     3.2   Acknowledgment of Commencement.


     After delivery of the Leased Premises to Lessee, Lessee shall execute a written acknowledgment of the date of commencement in the form attached hereto as Exhibit C and by this reference it shall be incorporated herein.

                            4.  PRE-TERM POSSESSION


     4.1   Conditions of Entry.


     In the event the Leased Premises are to be constructed or remodeled by Lessor, Lessor may notify Lessee when the Leased Premises are ready for Lessee's fixturing or Lessee's work, which may be prior to substantial completion of the Leased Premises by Lessor. Lessee may thereupon enter the Leased Premises for such purposes at its own risk, to make such improvements as Lessee shall have the right to make, to install fixtures, supplies, inventory and other property. Lessee and Lessor agree that they shall cooperate in good faith so that Lessee's entry onto the Premises will not in any way interfere with the progress of Lessor's work. Should such entry prove an impediment to the progress of Lessor's work, in Lessor's judgment, and despite good faith efforts to cooperate, Lessor may demand that Lessee forthwith vacate the Leased Premises until such time as Lessor's work is complete and Lessee shall immediately comply with this demand.



     During the course of any pre-term possession, whether such pre-term period arises because of an obligation of construction on the part of Lessor, or otherwise, all terms and conditions of this Lease, except for rent and commencement, shall apply, particularly with reference to indemnity by Lessee of Lessor under Article 14 herein for all occurrences within or about the Leased Premises.

                      5.  DELAY IN DELIVERY OF POSSESSION


     5.1   Delay.


     If Lessor, for any reason whatsoever, cannot deliver possession of the Leased Premises to Lessee at the commencement of the Term, this Lease shall not be void or voidable (except as set forth in Section 2.4), nor shall Lessor be liable for any loss or damage resulting therefrom, but in that event, there shall be an abatement of rent covering the period between the commencement of the Term and the time when Lessor can deliver possession. The Term shall be extended by such delay for an equal period. If Lessor does not deliver the Leased Premises to Lessee before October 31, 1997, then Lessee shall have the right to terminate this Lease immediately upon written notice given to Lessor on or before December 10, 1997.

                                  6.  OPTIONS


     6.1   Option Period(s).


           (a) Subject to the provisions hereinafter set forth, Lessor hereby grants to Lessee two (2) consecutive options (hereinafter the "Option(s)") to extend the Term of this Lease on the same terms, conditions and provisions as contained in this Lease, except as otherwise provided herein, for two successive periods of five (5) years each (the "Options Period(s)"). The first Option Period shall commence on the day following the Expiration Date (the "First Option Period Commencement Date") and end on the day prior to the fifth (5) anniversary of the First Option Period Commencement Date. The second Option Period shall commence on the fifth (5) anniversary of the First Option Commencement Date (the "Second Option Period Commencement Date") and end on the day prior to the fifth (5) anniversary of the Second Option Period Commencement Date. Each of the First Option Period Commencement Date and the Second Option Period Commencement Date is hereinafter called an "Option Period Commencement Date".

     6.2   Exercise.


     Each Option shall be exercisable by written notice from Lessee to Lessor of Lessee's election to exercise said Option provided that such notice is received by Lessor not later than April 30, 2008 and April 30, 2013, as the case may be, time being of the essence (the "Lessee's Notice of Exercise"). If Lessee fails to timely give either Notice of Exercise of the applicable Option, said Option shall thereupon expire. Failure to properly exercise the first Option shall cause the second Option to thereupon expire.

                                7.  MINIMUM RENT


     7.1   Rent Commencement.

           (a) Lessee's obligation to pay the Minimum Rent specified Section 1.4(A) shall commence on November 1, 1998 (the "Rent Commencement Date"). However, provided that the responsibility for obtaining bids and selecting the contractor have not been transferred to Lessee under the provisions of section 2.4(b), and Lessor Improvements are not completed by November 1, 1998, Lessee's obligation to pay rent shall not commence until Lessor's work is completed.


           (b) In the event Lessee takes occupancy of the Premises before November 1, 1998, Lessee shall pay all expenses for operation and maintenance as provided for in the Lease of the Premises and all other obligations of Lessee under the terms of this Lease except for Taxes and Lessor's insurance. Commencing November 1, 1998, and thereafter during the Term, Lessee shall pay Taxes and Lessor's insurance premiums as provided for in this Lease, as well as all other payments required of Lessee under this Lease.

     7.2   Payment.


           (a) Lessee shall pay to Lessor at the address specified in Section 1.1, or at such other place as Lessor may otherwise designate, as "Minimum Rent" for the Leased Premises the amount specified in Section 1.4 hereof, payable in advance on the first day of each month during the Term. If the Term commences on other than the first day of a calendar month, the rent for the first partial month shall be prorated accordingly.


           (b) All payments of Minimum Rent (including sums defined as rent in Section 29.2) shall be in lawful money of the United States, and payable without deduction, setoff, offset, counterclaim, recoupment, notice or demand; provided, however, that if a final judgment is entered in a court of competent jurisdiction for a Lessor default under the Lease, Lessee shall have the right to offset rent up to the amount of the judgment against the Lessor not exceeding Fifty Thousand Dollars ($50,000).

                                   8.  TAXES


     8.1   Definition.

     (a) In this Article 8 the terms "Real Property Taxes" and "Taxes" are used interchangeably. "Real Property Taxes" as used in this Lease shall include all Real Property Taxes on the Building, the Complex, the land on which the Building is situated, and the various estates in the Building and the land, including this Lease, as well as all personal property taxes levied on the property used in the operation of the Building or land, whether or not now customary or within the contemplation of the parties to this Lease. "Taxes" also shall include the reasonable cost to Lessor of contesting the amount, validity, or applicability of any Taxes mentioned in this Section as long as Lessee has been notified and has approved Lessor's decision to contest. If Lessee has disapproved Lessor's decision to contest by written notice to Lessor within 10 days following Lessor's request for approval, Lessee shall not be responsible for the cost of the contest, nor shall Lessee receive any benefit of any tax reduction resulting therefrom. Further included in the definition of Taxes herein shall be general and special assessments, fees of every kind and nature, commercial rental tax, levy, penalty or tax (other than transfer taxes, inheritance or estate taxes) imposed by any authority having the direct or indirect power to tax, as against any legal or equitable interest of Lessor in the Leased Premises or in the real property of which the Leased Premises are a part, as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Leased Premises, any tax, fee, or charge with respect to the possession, leasing, transfer of interest, operation, management, maintenance, alteration, repair, use, or occupancy by Lessee, of the Leased Premises or any portion thereof, the Building, or the Complex, or any tax imposed in substitution, partially or totally, for any tax previously included within the definition of Taxes herein, or any additional tax, the nature of which may or may not have been previously included within the definition of Taxes. The term "Real Property Taxes" or "Taxes" shall not include any tax which may be levied upon or against the net income or profits of Lessor or its successors or assigns.



     (b) Lessee's Contest. If Lessor does not elect in any year to cause a contest of the Taxes, then, upon ten (10) days prior written notice to the Lessor, Lessee may undertake such contest on its own initiative so long as copies of all documents filed in connection therewith are delivered to the Lessor at least five (5) days prior to filing with the relevant taxing authority.

     8.2   Assessments.

     With respect to any general or special assessments which may be levied upon or against the Leased Premises, the Building, the Complex, or the underlying realty, or which may be evidenced by improvement or other bonds, and which may be paid in annual or semi-annual installments, only the current amount of such installment, prorated for any partial year, and statutory interest, shall be included within the computation of Taxes for which Lessee is responsible hereunder.

     8.3   Separate Assessment.

     Lessee shall pay to such agency at least ten (10) days prior to the date when such Taxes would be delinquent, all Real Property Taxes as hereinabove defined applicable to the Leased Premises or arising under this Section.

     8.4   Personal Property and Other Taxes.


     Lessee shall pay prior to delinquency all Taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Leased Premises or elsewhere. When possible, Lessee shall cause such trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. Lessee shall also pay prior to delinquency all Taxes and other taxes in connection with any testing, investigation, abatement, remediation, removal, transportation and/or disposal of any Hazardous Materials by Lessee (or by Lessor, pursuant to any provision of this Lease granting to Lessor the right to do any of the foregoing and provided that Lessee, under the Lease, has an obligation to pay therefor). For purposes of this Section 8.4, the terms "Taxes" and "taxes" shall include, but not be limited to, any fees, charges, fines, penalties and costs (including, without limitation, permit, approval or licensing fees, charges or costs). If any of Lessee's said personal property shall be assessed with Lessor's real property, or if any other Taxes or taxes which are payable by Lessee pursuant to this Lease or otherwise are assessed against Lessor or Lessor's real property, Lessee shall pay Lessor the Taxes and other taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the Taxes and other taxes attributable to Lessee.

     8.5   Net Rent.

     It is the intention of Lessor and Lessee that the rental received by Lessor be net of any Taxes of any sort to be paid by Lessor, subject to the exclusions stated in Section 8.1. In the event it shall not be lawful for Lessee to reimburse Lessor for any of the Taxes covered by this Article, the Minimum Rent payable to Lessor under the terms of this Lease shall be increased by the amount of the portion allocable to Lessee so as to net to Lessor the amount which would have been receivable by Lessor if such tax had not been imposed.

                           9.  INTENTIONALLY OMITTED

                         10.  ASSIGNMENT AND SUBLETTING


     10.1  "Transfer of the Leased Premises" Defined.

     The terms "Transfer of the Leased Premises" or "Transfer" as used herein shall include any assignment of all or any part of this Lease (including assignment by operation of law), subletting of all or any part of the Leased Premises or transfer of possession, or granting of the right of possession or contingent right of possession of all or any portion of the Leased Premises, including without limitation, license, mortgage, devise, hypothecation, or management agreement (except for customary property management agreement), or suffering any other person (the agents and servants of Lessee excepted) to occupy or use the Leased Premises or any portion thereof. If Lessee is a corporation which is not deemed a public corporation, or is an unincorporated association or partnership, or Lessee consists of more than one party, the transfer, assignment or hypothecation of any stock or interest in such corporation, association, partnership or ownership interest, shall be deemed an Excluded Transfer of the Leased Premises, so long as the following conditions are met: (i) Lessor receives not less than thirty (30) days prior written notice of the proposed Excluded Transfer; and (ii) that the surviving entity bound by the obligations of this Lease upon completion of the transaction giving rise to the Excluded Transfer has a net worth no less than the entity which was the Lessee prior to such transaction. Upon satisfaction of both of the above conditions an Excluded Transfer shall be deemed to be a transfer not requiring the consent of the Lessor. If Lessee is a public corporation, any transfer of shares, merger, consolidation or other corporate reorganization shall also constitute an Excluded Transfer, subject to the same conditions as those set forth above in this Section 10.1 as (i) and (ii). Notwithstanding the foregoing provisions of this Section 10.1, all provisions of Section 10.7 hereof shall be conditions to any Excluded Transfer.

     10.2  No Transfer Without Consent.

     Lessee shall not suffer a Transfer of the Leased Premises or any interest therein (other than an Excluded Transfer), or any part thereof, or any right or privilege appurtenant thereto without the prior written consent of Lessor, and a consent to one Transfer of the Leased Premises shall not be deemed to be a consent to any subsequent Transfer of the Leased Premises. Any Transfer of the Leased Premises without such consent shall (i) be voidable, and (ii) terminate this Lease, in either case, at the option of Lessor.

     10.3  Right to Sublet.

     Notwithstanding anything to the contrary contained in this Lease, Lessee shall have the right, upon not less than ten (10) days prior written notice to Lessor, but without Lessor's consent, to sublet the Leased Premises to (i) a 100% owned subsidiary or affiliate of Lessee or (ii) up to 20,000 square feet of leasable floor area, so long as the term expires prior to November 1, 2008 (including Option Periods, if any.)

     10.4  When Consent Granted.

           (a) The consent of Lessor to a Transfer may not be unreasonably withheld.


           (b) Notwithstanding the foregoing, Lessee shall have the right, without the consent of Lessor, but upon prior written notice to Lessor, to assign this Lease to a company incorporated or to be incorporated by Lessee, provided that Lessee owns or beneficially controls all the issued and outstanding shares of capital stock of the company; further provided, however, that in the event that at any time following such assignment, Lessee wishes to sell, mortgage, devise, hypothecate or in any other manner whatsoever transfer any portion of the ownership or beneficial control of the issued and outstanding shares in the capital stock of such company, such transaction shall be deemed to constitute a Transfer and shall be subject to all of the provisions of this
Article 10 with respect to a Transfer of the Premises, including, by specific reference, the provisions of Section 10.6.

     10.5  Procedure for Obtaining Consent.


           (a) Lessor need not commence its review of any proposed Transfer, or respond to any request by Lessee with respect to such, unless and until it has received from Lessee adequate descriptive information concerning the transferee, the business to be conducted by the transferee, the transferee's financial capacity, and such other information as may reasonably be required in order to form a prudent judgment as to the acceptability of the proposed Transfer, including, without limitation, the following:


               (i) The past two years' Federal Income Tax returns of the proposed transferee (or in the alternative the past two years' audited annual Balance Sheets and Profit and Loss statements, certified correct by a Certified Public Accountant);


               (ii)  Banking references of the proposed transferee;


               (iii) A resume of the business background and experience of the proposed transferee;


               (iv) An executed copy of the instrument by which Lessee proposes to effectuate the Transfer;


           (b) Lessee shall reimburse Lessor as additional rent, up to a maximum of One Thousand Five-Hundred-Dollars ($1,500.00), for Lessor's reasonable costs and attorneys' fees incurred in conjunction with the processing and documentation of any proposed Transfer of the Leased Premises, whether or not consent is granted.

     10.6  Reasonable Restriction.

           The restrictions on Transfer described in this Article 10 are acknowledged by Lessee to be reasonable for all purposes, including, without limitation, the provisions of California Civil Code (the "Code") Section 1951.4(b)(2). Lessee expressly waives any rights which it might otherwise be deemed to possess pursuant to applicable law, including, without limitation, Section 1997.040 of the Code, to limit any remedy of Lessor pursuant to Section 1951.2 or 1951.4 of the Code by means of proof that enforcement of a restriction on use of the Leased Premises would be unreasonable.

     10.7  Effect of Transfer.

     If Lessor consents to a Transfer, the following conditions shall apply:


           (a) Each and every covenant, condition or obligation imposed upon Lessee by this Lease and each and every right, remedy or benefit afforded Lessor by this Lease shall not be impaired or diminished as a result of such Transfer.


           (b) No Transfer, whether or not consent of Lessor is required hereunder, shall relieve Lessee of its primary obligation to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any person shall not be deemed to be a waiver by Lessor of any provision of this Lease or to be a consent to any Transfer of the Leased Premises.


           (c) If Lessor consents to a sublease, such sublease shall not extend beyond the expiration of the Term.


           (d) No Transfer shall be valid and no transferee shall take possession of the Leased Premises or any part thereof unless, within ten (10) days after the execution of the documentary evidence thereof, Lessee shall deliver to Lessor a duly executed duplicate original of the Transfer instrument in form satisfactory to Lessor which provides that (i) the transferee assumes Lessee's obligations for the payment of rent and for the full and faithful observance and performance of the covenants, terms and conditions contained herein, (ii) such transferee will, at Lessor's election, attorn directly to Lessor in the event Lessee's Lease is terminated for any reason on the terms set forth in the instrument of transfer and (iii) such instrument of transfer contains such other assurances as Lessor reasonably deems necessary.

                            11.   PROPERTY INSURANCE


     11.1  Lessor Insurance and Use of Premises.

           (a) Lessor shall obtain property insurance for the Premises protecting against all risk peril, excluding, earthquake and flood, or the equivalent also known as "special causes of loss" as defined by the Insurance Services Office ("ISO") as of the date of this Lease. Lessor may carry, if required by Lessor's lender, earthquake and/or flood coverage if available at commercially reasonable rates. Such insurance shall be written with a replacement cost valuation, with an agreed amount endorsement or other means to waive a co-insurance penalty, and shall include coverage for demolition and increased cost of construction due to changes in the building code and rental income coverage. Landlord may also carry, at its option, difference in conditions insurance including earthquake, and may carry excess property policies as necessary to provide insurance in amount sufficient to insure the Premises to replacement costs.

All of the foregoing described insurance carried by Lessor on the Premises shall constitute "Lessor Insurance".


           (b) No use shall be made or permitted to be made on the Leased Premises, nor acts done, which will cause the cancellation of any insurance policy covering the Building, or any part thereof, nor shall Lessee sell, or permit to be kept, used or sold, in or about the Leased Premises, any article which may be prohibited by the standard form of "All-Risk" fire insurance policies. Lessor shall, at its sole cost and expense, comply with any and all requirements pertaining to the Leased Premises, of any insurance organization or company, necessary for the maintenance of reasonable property damage and commercial general liability insurance, covering the Leased Premises, the Building, or the Complex; provided, however, Minimum Rent shall be increased to reflect the cost to Lessor of such compliance, amortized over the reasonable useful life of the work or improvement constituting such compliance at ten percent (10%) interest.

     11.2  Increase in Premiums.

     Lessee agrees to pay to Lessor, as additional rent, any increase in premiums on policies which may be carried by Lessor on the Leased Premises, the Building or the Complex, or any blanket policies which include the Building or Complex, covering damage thereto and loss of rent caused by fire and other perils above the rates for the least hazardous type of occupancy for industrial warehousing, office and distribution operations. Lessee further agrees to pay Lessor, as additional rent, any increases in such premiums resulting from the nature of Lessee's occupancy or any act or omission of Lessee. All payments of additional rent by Lessee to Lessor pursuant to this Section 11.2 shall be made within ten (10) days after receipt by Lessee of Lessor's billing therefor.

     11.3  Payment of Premiums.

           (a) Lessee shall pay to Lessor, during the Term hereof, as additional rent the insurance premiums for any Lessor Insurance carried by Lessor covering the Complex (the "Complex Insurance Premium"). In the event that the Lessor Insurance is a blanket policy in which other properties not related to the Complex are included, the Complex Insurance Premium shall be calculated as that portion of such blanket policy insurance premium which, in Lessor's good faith judgment, is properly allocable to the Complex. The sum due under this subsection shall be in addition to that which may be due under the previous Section of this Lease. In the event Lessor carries a blanket property and liability policy that includes other locations, the Complex Insurance Premium shall not include any increase because of the other locations covered.


           (b) Lessee shall pay its obligations under Section 11.3(a) to Lessor within ten (10) days after receipt by Lessee of Lessor's billing therefor.

     11.4  Estimated Payments.

     Lessor may, at its option, estimate the amount of insurance premiums for Lessor Insurance to be due in the future from Lessee and collect from Lessee on a monthly or quarterly basis, at Lessor's option, the amount of Lessee's estimated insurance premium obligation. Prior to March 1 of each year, Lessor shall provide Lessee with a reconciliation of Lessee's account along with a billing for any shortage in the event of a deficiency or statement for credit applicable to the next ensuing insurance premium payments, if an overpayment has been made by Lessee.

     11.5  Personal Property Insurance.


     Lessee shall maintain in full force and effect on all of its fixtures, furniture, equipment and other business personal property in the Leased Premises a policy or policies providing protection against any peril included within the classification "All Risk" to the extent of at least ninety percent (90%) of their replacement cost, or that percentage of the replacement cost required to negate the effect of a coinsurance provision, whichever is greater. No such policy shall have a deductible in a greater amount than $100,000.00. Lessee shall also insure in the same manner the physical value of all its leasehold improvements and alterations in the Leased Premises. During the Term, the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures, equipment, and Lessee paid for leasehold improvements so insured. Lessor shall have no interest in said insurance, and will sign all documents necessary or proper in connection with the settlement of any claim or loss by Lessee. All insurance specified in this Section 11.5 to be maintained by Lessee shall be maintained by Lessee at its sole cost.

                           12.  LIABILITY INSURANCE

     12.1  Lessee's Insurance.

     Lessee shall, at Lessee's expense, obtain and keep in force during the Term, a commercial general liability insurance policy insuring Lessee against bodily injury and property damage, personal injury, contractual liability, completed operations, products liability, host liquor liability, arising out of the use, occupancy or maintenance of the Leased Premises. Such insurance shall be a combined single limit policy in an amount not less than FIVE MILLION DOLLARS ($5,000,000.00) per occurrence. Lessor, any lender of Lessor with an interest in the Leased Premises and Lessor's property manager shall be named as additional insured(s). The policy shall contain cross-liability endorsements and shall insure performance by Lessee of the bodily injury and property damage liability indemnity provisions of this Lease; shall be primary, not contributing with, and not in excess of coverage which Lessor may carry; shall entitle Lessor to recovery for the negligence of Lessee even though Lessor is named as an additional insured; shall provide for severability of interest. The limits of said insurance shall not limit any liability of Lessee hereunder. Not more frequently than every three (3) years, if, in the reasonable opinion of Lessor, the amount of liability insurance required hereunder is not adequate, Lessee shall promptly increase said insurance coverage as required by Lessor. Lessee shall also carry One Million Dollar ($1,000,000.00) minimum coverage automobile liability insurance covering owned, non-owned and hired vehicles.

     12.2  Workers' Compensation Insurance.


     Lessee shall carry Workers' Compensation insurance as required by law, including an employers' liability endorsement.

                       13.  INSURANCE POLICY REQUIREMENTS


     13.1  General Requirements.


     All insurance policies required to be carried by Lessee hereunder shall conform to the following requirements:


           (a) The insurer in each case shall carry a designation in "Best's Insurance Reports" as issued from time to time throughout the Term as follows:
Policyholders' rating of A; financial rating of not less than VII;


           (b) The insurer shall be qualified to do business in the state in which the Leased Premises are located;


           (c) The policy shall be in a form and include such endorsements as are acceptable to Lessor;


           (d) Certificates of insurance shall be delivered to Lessor at commencement of the Term and certificates of renewal, at least thirty (30) days prior to the expiration of each policy;


           (e) Each policy shall require that Lessor be notified in writing by the insurer at least thirty (30) days prior to any cancellation or expiration of such policy, or any reduction in the amounts of insurance carried.

                         14.  LESSEE INSURANCE DEFAULT


     14.1  Rights of Lessor.

     In the event that Lessee fails to obtain any insurance required of it under the terms of this Lease, Lessor may, at its option, but is not obligated to, obtain such insurance on behalf of Lessee and bill Lessee, as additional rent, for the cost thereof. Payment shall be due within ten (10) days of receipt of the billing therefor by Lessee.

             15.  INDEMNIFICATION, WAIVER OF CLAIMS AND SUBROGATION

     15.1  Intent and Purpose.

     This Article 15 is written and agreed to in respect of the intent of the parties to assign the risk of loss, whether resulting from negligence of the parties or otherwise, to the party who is obligated hereunder to cover the risk of such loss with insurance. Thus, the indemnity and waiver of claims provisions of this Lease have as their object, so long as such object is not in violation of public policy, the assignment of risk for a particular casualty to the party carrying the insurance for such risk, without respect to the causation thereof.

     15.2  Waiver of Subrogation.

     Lessor and Lessee release each other, and their respective authorized representatives, from any claims for damage to the Leased Premises and the Building and other improvements in which the Leased Premises are located, and to the furniture, fixtures, and other business personal property, Lessee's improvements and alterations of either Lessor or Lessee, in or on the Leased Premises and the Building and other improvements in which the Leased Premises are located, including loss of income, that are caused by or result from risks insured or required under the terms of this Lease to be insured against under any property insurance policies carried or to be carried by either of the parties.

     15.3  Form of Policy.

     Each party shall cause each such insurance policy obtained by it to provide that the insurance company waives all rights of recovery by way of subrogation against either party in connection with any damage covered by such policy. Neither party shall be liable to the other for any damage caused by any peril included within the classification "All Risk" which is insured against under any property insurance policy carried under the terms of this Lease.

     15.4  Indemnity.

     Lessee, as a material part of the consideration to be rendered to Lessor, shall indemnify, defend, protect and hold harmless Lessor against all actions, claims, demands, damages, liabilities, losses, penalties, or expenses of any kind which may be brought or imposed upon Lessor or which Lessor may pay or incur by reason of injury to person or property or business, from whatever cause, all or in any way connected with the acts and omissions of Lessee, and the condition or use of the Leased Premises, or the improvements or personal property therein or thereon, including without limitation any liability or injury to the person or property or business of Lessee, its agents, officers, employees or invitees. Lessor shall indemnify defend, protect and hold harmless Lessee against all actions, claims, demands, damages, liabilities, losses, penalties, or expenses of any kind which may be brought or imposed upon Lessee or which Lessee may pay or incur by reason of injury to person or property or business connected with the acts and omissions of Lessor. Lessee agrees to indemnify, defend and protect Lessor and hold it harmless from any and all liability, loss, cost or obligation on account of, or arising out of, any such injury or loss however occurring, including breach of the provisions of this Lease and the negligence of the parties hereto. Nothing contained herein shall obligate Lessee to indemnify Lessor against its own sole or gross negligence or willful acts, for which Lessor shall indemnify Lessee.

     15.5  Defense of Claims.

     In the event any action, suit or proceeding is brought against Lessor by reason of any such occurrence, Lessee, upon Lessor's request, will at Lessee's expense resist and defend such action, suit or proceeding, or cause the same to be resisted and defended by counsel designated either by Lessee or by the insurer whose policy covers the occurrence and in either case approved by Lessor. The obligations of Lessee under this Section arising by reason of any occurrence taking place during the Term shall survive any termination of this Lease.

     15.6  Waiver of Claims.


     Lessee, as a material part of the consideration to be rendered to Lessor, hereby waives all claims against Lessor for damages or injury, as described below, from any cause arising at any time, including breach of the provisions of this Lease and the negligence of the parties hereto:


           (a) damages to goods, wares, merchandise and loss of business in, upon or about the Leased Premises and injury to Lessee, its agents, employees, invitees or third persons, in, upon or about the Leased Premises; and


           (b) (notwithstanding anything to the contrary contained in this Lease) damages to goods, wares, merchandise and loss of business, in, upon or about the Leased Premises or the Complex, and injury to Lessee, its agents, employees, invitees or third persons in, upon or about the Leased Premises or the Complex, where such damage or injury results from Lessor's failure to police or provide security for the Complex or Lessor's negligence in connection therewith.


Lessee expressly acknowledges and agrees that the provisions of Section 20.5(b) below apply fully with respect to the matters waived pursuant to this Section 15.6, and, for such purpose, the term "Released Matters," as used in Section 20.5(b), shall be deemed to include the matters waived pursuant to this Section 15.6.

     15.7  References.


     Wherever in this Article the term Lessor or Lessee is used and such party is to receive the benefit of a provision contained in this Article, such term shall refer not only to that party but also to its officers, directors, shareholders, employees, partners, agents and mortgagees or other lienholders.

                               16.  DESTRUCTION


     16.1  Rights of Termination.

     In the event the Leased Premises suffers (a) an "uninsured property loss" (as hereinafter defined) in excess of Fifty Thousand Dollars ($50,000.00), or
(b) during the initial twenty-four (24) months of the Term, a property loss which cannot be repaired within Two Hundred Seventy (270) days from the date of destruction under the laws and regulations of state, federal, county or municipal authorities, or other authorities with jurisdiction, or c) during the ensuing three (3) years of the Term, unless Lessee exercises its Option under
Section 6 of the Lease, a property loss which cannot be repaired within One Hundred Eighty (180) days from the date of destruction under the laws and regulations of state, federal, county or municipal authorities, or other authorities with jurisdiction, Lessor may terminate this Lease as at the date of the damage upon written notice to Lessee following the property loss. For purposes of this Lease, the term "uninsured property loss" shall mean any loss arising from a peril not covered by the standard form of "All Risk" property insurance policy. Further, in event of a property loss occurring during the last year of the original Term hereof or of any extension, Lessor need not undertake any repairs and may cancel this Lease unless Lessee has the right under the terms of this Lease to extend the Term for an additional period of at least five (5) years and does so within thirty (30) days of the date of the property loss. Further, in event of a property loss occurring during the last year of the original Term hereof or of any extension, Lessor need not undertake any repairs and may cancel this Lease unless Lessee has the right under the terms of this Lease to extend the Term for an additional period of at least five (5) years and does so within thirty (30) days of the date of the property loss.

     16.2  Repairs.

     In the event of a property loss which may be repaired within the time limits set forth in Section 16.1 above, or, in the alternative, in the event the parties do not elect to terminate this Lease under the terms of Section 16.1 above, then this Lease shall continue in full force and effect and Lessor shall forthwith undertake to make such repairs to reconstitute the Leased Premises to as near the condition as existed prior to the property loss as practicable. Such partial destruction shall in no way annul or void this Lease except that Lessee shall be entitled to a proportionate reduction of Minimum Rent following the property loss and until the time the Leased Premises are restored. Such reduction shall be an amount which reflects the degree of interference with Lessee's business. So long as Lessee conducts its business in the Leased Premises, there shall be no abatement until the parties agree on the amount thereof. If the parties cannot agree within forty-five (45) days of the property loss, the matter shall be submitted to arbitration under the rules of the American Arbitration Association. Upon the resolution of the dispute, the settlement shall be retroactive and Lessor shall within ten (10) days thereafter refund to Lessee any sums due in respect of the reduced rental from the date of the property loss. Lessor's obligations to restore shall in no way include any construction originally performed by Lessee or subsequently undertaken by Lessee, but shall include solely that property constructed by Lessor prior to commencement of the Term.

     16.3  Repair Costs.

     The cost of any repairs to be made by Lessor, pursuant to Section 16.2 of this Lease, shall be paid by Lessor utilizing available insurance proceeds. Lessee shall reimburse Lessor upon completion of the repairs for any deductible for which no insurance proceeds will be obtained under Lessor's insurance policy, or if other premises are also repaired, a pro rata share based on total costs of repair equitably apportioned to the Leased Premises. Lessee shall, however, not be responsible to pay any deductible or its share of any deductible to the extent that Lessee's payment would be in excess of $10,000 if Lessee's consent to the amount of the deductible has not been received by Lessor, unless such denial of consent by Lessee is unreasonable.

     16.4  Waiver.

     Lessee hereby waives all statutory or common law rights of termination in respect to any partial destruction or property loss which Lessor is obligated to repair or may elect to repair under the terms of this Article.

                          17.  ACCORD AND SATISFACTION


     17.1  Acceptance of Payment.

     No payment by Lessee or receipt by Lessor of a lesser amount of Minimum Rent or any other sum due hereunder, shall be deemed to be other than on account of the earliest due rent or payment, nor shall any endorsement or statement on any check or any letter accompanying any such check or payment be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or payment or pursue any other remedy available in this Lease, at law or in equity. Lessor may accept any partial payment from Lessee without invalidation of any contractual notice required to be given herein (to the extent such contractual notice is required) and without invalidation of any notice required to be given pursuant to California Code of Civil Procedure Section 1161, et seq., or of any successor statute thereto.

                           18.  INTENTIONALLY OMITTED

                                    19.  USE


     19.1  Permitted Use.


     The Leased Premises may be used and occupied only for the purposes specified in Section 1.5 hereof, and for no other purpose or purposes. Lessee shall promptly comply with all laws, ordinances, orders and regulations affecting the Leased Premises, their cleanliness, safety, occupation and use (hereinafter the "Laws"); provided, however, that Lessee shall not be required
                          -----------------
to comply with Laws pertaining to the structure of, or requiring capital improvement to, the Leased Premises. In the event of any such structural change or capital improvement being required by governmental authority, Lessor may elect to make such change or improvement, in which event the Minimum Rent shall be increased to reflect the cost thereof amortized over the reasonably useful life of the improvement at 10% interest. However, if as a result of such improvement the Minimum Rent increases by more than 10% of the then current Minimum Rent, Lessee shall have the right to decline to pay any such rent increase in which event Lessor may, at its option, either terminate this Lease upon thirty days prior written notice to the Lessee, or limit the rent increase to 10% of the then current Minimum Rent. If the Lessor elects to make such change or improvement, it shall obtain a minimum three competitive bids for the work and have the work completed by the lowest bidder and shall complete the work as late as prudently possible within the period of time allowed by the governmental authority administering the Laws. Alternatively, the Lessor may decline to make the structural improvement required by the Laws in which event the Lessee may, at its option, either terminate this Lease within thirty (30) days following receipt of written notice from the Lessor of its refusal to make the structural improvement required by the Laws, or, Lessee may arrange for the structural improvement to be performed at Lessee's sole expense; provided, however, that if the structural or other improvement is required due to Lessee's use, or proposed change in Lessee's use, of the Premises, Lessee shall not have the right to terminate this Lease if Lessor declines to make the change or improvement.

     19.2  Hazardous Activities.

     Lessee shall not engage in any activities or permit to be kept, used, or sold in or about the Leased Premises, any article which may be prohibited by the standard form of fire insurance policies. Lessee shall, at its sole cost and expense, comply with any and all requirements, pertaining to the Leased Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering the Building and appurtenances.

                   20.  COMPLIANCE WITH LAWS AND REGULATIONS


     20.1  Lessee's Obligations.

     Lessee, shall, at its sole cost and expense, comply with all of the requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the Leased Premises, and shall faithfully observe in the use of the Leased Premises all municipal ordinances and state and federal statutes and regulations now in force or which may hereafter be in force, including, without limitation, "Environmental Laws," and the Americans with Disabilities Act, 42 U.S.C. (S)(S) 12101-12213 (and any rules, regulations, restrictions, guidelines, requirements or publications promulgated or published pursuant thereto, collectively herein referred to as the "ADA"), whether or not any of the foregoing were foreseeable or unforeseeable at the time of the execution of this Lease. Lessee's obligation to comply with and observe such requirements, ordinances, statutes and regulations shall apply regardless of whether such requirements, ordinances, statutes and regulations regulate or relate to Lessee's particular use of the Leased Premises or regulate or relate to the use of premises in general, and regardless of the cost thereof. The judgment of any court of competent jurisdiction, or the admission of Lessee in any action or proceeding against Lessee, whether Lessor be a party thereto or not, that any such requirement, ordinance, statute or regulation pertaining to the Leased Premises has been violated, shall be conclusive of that fact as between Lessor and Lessee. Within five (5) days after receipt of notice or knowledge of any violation or alleged violation of any Environmental Law(s), and/or the ADA pertaining to the Complex, any governmental or regulatory proceedings, investigations, sanctions and/or actions threatened or commenced with respect to any such violation or alleged violation, and any claim made or commenced with respect to such violation or alleged violation, Lessee shall notify Lessor thereof and provide Lessor with copies of any written notices or information in Lessee's possession. Notwithstanding the foregoing provisions of this Section 20.1, Lessee shall not be required to comply with Environmental Laws in regard to any Hazardous Materials contamination of the Leased Premises existing prior to the commencement of the Term of this Lease or for which Lessee is not responsible.

     20.2  No Warranty.

     Lessee hereby accepts the Leased Premises subject to all applicable zoning, municipal, county and state laws, ordinances, rules, regulations, orders, and requirements in effect at the Commencement Date during the Term or any part of the Term hereof regulating the Leased Premises, and without representation, warranty or covenant by Lessor, express or implied, as to the condition, habitability or safety of the Leased Premises, the suitability or fitness thereof for their intended purposes, or any other matter.

     20.3  Hazardous Materials.


           (a) Hazardous Materials Defined. As used herein, the term "Hazardous
               ---------------------------
Materials" shall mean any wastes, materials or substances (whether in the form of liquids, solids or gases, and whether or not air-borne), which are or are deemed to be pollutants or contaminants, or which are or are deemed to be hazardous, toxic, ignitable, reactive, corrosive, dangerous, harmful or injurious, or which present a risk, to public health or to the environment, or which are or may become regulated by or under the authority of any applicable local, state or federal laws, judgments, ordinances, orders, rules, regulations, codes or other governmental restrictions, guidelines or requirements, any amendments or successor(s) thereto, replacements thereof or publications promulgated pursuant thereto (collectively "Environmental Laws"), including, without limitation, any waste, material or substance which is:


               (i) defined as "hazardous waste," "extremely hazardous waste," or "restricted hazardous waste" under Sections 25115, 25117 or 25122.7, or listed pursuant to Section 25140, of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law);


               (ii) defined as a "hazardous substance" under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substance Account Act);


               (iii) defined as a "hazardous material," "hazardous substance," or "hazardous waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory);


               (iv) defined as a "hazardous substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of Hazardous Substances);


               (v)    defined as a "waste" or "hazardous substance" under
Section 13050 of the California Water Code, Division 7, Chapter 2 (Porter-Cologne Water Quality Control Act);


               (vi) listed as a chemical known to the State of California to cause cancer or reproductive toxicity pursuant to Section 25249.8 of the California Health and Safety Code, Division 20, Chapter 6.6 (Safe Drinking Water and Toxic Enforcement Act of 1986);

               (vii) defined as a "hazardous substance" or "pollutant or contaminant" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. (S) 9601 et seq.;


               (viii) listed as an "extremely hazardous substance," "hazardous chemical," or "toxic chemical" pursuant to the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. (S) 11001 et seq.;


               (ix) listed as a "hazardous substance" in the United States Department of Transportation Table, 49 C.F.R. 172.101 and amendments thereto, or by the Environmental Protection Agency (or any successor agency) in 40 C.F.R.
Part 302 and amendments thereto;

               (x) defined, listed or designated by regulations promulgated pursuant to any Environmental Law; or


               (xi) any of the following: a pesticide; a flammable explosive; petroleum, including crude oil or any fraction thereof; asbestos or an asbestos-containing material; a polychlorinated biphenyl; a radioactive material; or urea formaldehyde.


In addition to the foregoing, the term "Environmental Laws" shall be deemed to include, without limitation, local, state and federal laws, judgments, ordinances, orders, rules, regulations, codes and other governmental restrictions, guidelines and requirements, any amendments and successors thereto, replacements thereof and publications promulgated pursuant thereto, which deal with or otherwise in any manner relate to, air or water quality, air emissions, soil or ground conditions or other environmental matters of any kind.


           (b) Use, etc., of Hazardous Materials.   Lessee agrees that during
               ---------------------------------
the Term, there shall be no use, presence, disposal, storage, generation, leakage, treatment, manufacture, import, handling, processing, release, or threatened release of Hazardous Materials on, from or under the Leased Premises except to the extent that, and in accordance with such conditions as, Lessor may have previously approved in writing. The use, presence, disposal, storage, generation, leakage, treatment, manufacture, import, handling, processing, release or threatened release of Hazardous Materials are sometimes hereinafter individually or collectively referred to as "Hazardous Use." It is further agreed that Lessee shall be entitled to use and store only those Hazardous Materials which are necessary for Lessee's business, provided that such usage and storage is in full compliance with Environmental Laws, and all judicial and administrative decisions pertaining thereto. Lessee shall not be entitled to install any tanks under, on or about the Leased Premises for the storage of Hazardous Materials without the express written consent of Lessor, which may be given or withheld in Lessor's sole arbitrary judgment. For the purposes of this
Section 20.3, the term Hazardous Use shall include Hazardous Use(s) on, from or under the Leased Premises by any and all lessees, occupants, and/or users of the Leased Premises (except Lessor), whether known or unknown to Lessee, and whether occurring and/or existing during or prior to the commencement of the Term. Neither Lessor nor Lessee shall have an obligation to remediate contamination in existence prior to the date of execution of this Lease and of which Lessor has not previously been notified by any governmental agency.

           (c) Hazardous Materials Report; When Required.  Lessee shall submit
               -----------------------------------------
  to Lessor a written report with respect to Hazardous Materials ("Report") in the form prescribed in subparagraph(d) below on the following dates:


               (i)    Within ten (10) days after the Commencement Date, and


               (ii) At any time when there has been or is planned any condition which constitutes or would constitute a change in the information submitted in the most recent Report, including any notice of violation as referred to in subparagraph(d)(vii) below.


           (d) Hazardous Materials Report; Contents. The Report shall contain,
               ------------------------------------
  without limitation, the following information:


               (i) Whether on the date of the Report and (if applicable) during the period since the last Report there has been any Hazardous Use on, from or under the Leased Premises.


               (ii) If there was such Hazardous Use, the exact identity of the Hazardous Materials, the dates upon which such materials were brought upon the Leased Premises, the dates upon which the Hazardous Materials were removed therefrom, and the quantity, location, use and purpose thereof.


               (iii) If there was such Hazardous Use, any governmental permits maintained by Lessee with respect to such Hazardous Materials, the issuing agency, original date of issue, renewal dates (if any) and expiration date. Copies of any such permits and applications therefor shall be attached.

               (iv) If there was such Hazardous Use, any governmental reporting or inspection requirements with respect to such Hazardous Materials, the governmental agency to which reports are made and/or which conducts inspections, and the dates of all such reports and/or inspections (if applicable) since the last Report. Copies of any such Reports shall be attached.

               (v) If there was such Hazardous Use, identification of any operation or business plan prepared for any government agency with respect to Hazardous Use.


               (vi) Any liability insurance carried by Lessee with respect to Hazardous Materials, the insurer, policy number, date of issue, coverage amounts, and date of expiration. Copies of any such policies or certificates of coverage shall be attached.

               (vii) Any notices of violation of Environmental Laws, written or oral, received by Lessee from any governmental agency since the last Report, the date, name of agency, and description of violation. Copies of any such written notices shall be attached.

               (viii) Any knowledge, information or communication which Lessee has acquired or received relating to (x) any enforcement, cleanup, removal or other governmental or regulatory action threatened or commenced against Lessee or with respect to the Leased Premises pursuant to any Environmental Laws; (y) any claim made or threatened by any person or entity against Lessee or the Leased Premises on account of any alleged loss or injury claimed to result from any alleged Hazardous Use on or about the Leased Premises; or (z) any report, notice or complaint made to or filed with any governmental agency concerning any Hazardous Use on or about the Leased Premises. The Report shall be accompanied by copies of any such claim, report, complaint, notice, warning or other communication that is in the possession of or is available to Lessee.


               (ix) Such other pertinent information or documents as are requested by Lessor in writing.


           (e) Release of Hazardous Materials: Notification and Cleanup. If at
               --------------------------------------------------------
  any time during the Term, Lessee or Lessor knows or believes that any release of any Hazardous Materials has come or will come to be located upon, about or beneath the Leased Premises as a result of Lessee's actions, then Lessee or Lessor shall immediately, either prior to the release or following the discovery thereof by Lessee or Lessor, give verbal and follow-up written notice of that condition to the other. Lessee covenants to investigate, clean up and otherwise remediate any release of Hazardous Materials caused by Lessee at Lessee's cost and expense; such investigation, clean-up and remediation shall be performed only after Lessee has obtained Lessor's written consent, which shall not be unreasonably withheld; provided, however, that Lessee shall be entitled to respond immediately to an emergency without first obtaining Lessor's written consent. All clean-up and remediation shall be done in compliance with Environmental Laws and to the reasonable satisfaction of Lessor. Notwithstanding the foregoing, whether or not such work is prompted by the foregoing notice from Lessee or is undertaken by Lessor for any other reason whatsoever, Lessor shall have the right, but not the obligation, in Lessor's sole and absolute discretion, exercisable by written notice to Lessee at any time, to undertake within or outside the Leased Premises all or any portion of any investigation, clean-up or remediation with respect to Hazardous Materials (or, once having undertaken any of such work, to cease same), and, if the release or contamination is a result of Lessee's act or omission, all such work shall be at Lessee's sole cost and expense, which shall be paid by Lessee as additional rent within ten (10) days after receipt of written request therefor by Lessor (and which Lessor may require to be paid prior to commencement of any work by Lessor). No such work by Lessor shall create any liability on the part of Lessor to Lessee or any other party in connection with such Hazardous Materials or constitute an admission by Lessor of any responsibility with respect to such Hazardous Materials. It is the express intention of the parties hereto that Lessee shall be liable under this
  Section 20.3 (e) for any and all conditions for which Lessee is responsible. Lessee shall not enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to any Hazardous Materials in any way connected to the Leased Premises without first (i) notifying Lessor of Lessee's intention to do so and affording Lessor the opportunity to participate in any such proceedings, and (ii) obtaining Lessor's written consent.

           (f) Inspection and Testing by Lessor. Lessor shall have the right at
               --------------------------------
all times during the Term to (i) inspect the Leased Premises, as well as Lessee's books and records, and to (ii) conduct tests and investigations to determine whether Lessee is in compliance with the provisions of this Section. Except in case of emergency, Lessor shall give reasonable notice to Lessee before conducting any inspections, tests, or investigations. The cost of all such inspections, tests and investigations shall be borne by Lessor. Neither any action nor inaction on the part of Lessor pursuant to this Section 20.3(f) shall be deemed in any way to release Lessee from, or in any way modify or alter, Lessee's responsibilities, obligations, and/or liabilities incurred pursuant to
Section 20.3 hereof.

     20.4  Indemnity.

     Lessee shall indemnify, hold harmless, and, at Lessor's option (with such attorneys as Lessor may approve in advance and in writing), defend Lessor and Lessor's officers, directors, shareholders, trustees, partners, employees, agents and mortgagees or other lien holders, from and against any and all claims, demands, expenses, actions, judgments, damages (whether consequential, direct or indirect, known or unknown, foreseen or unforeseen), penalties, fines, liabilities, losses of every kind and nature (including, without limitation, property damage, diminution in value of Lessor's interest in the Leased Premises or the Complex, damages for the loss or restriction on use of any space or amenity within the Leased Premises or the Complex, damages arising from any adverse impact on marketing space in the Complex, sums paid in settlement of claims and any costs and expenses associated with injury, illness or death to or of any person), suits, administrative proceedings, costs and fees, including, but not limited to, attorneys' and consultants' fees and expenses, and the costs of cleanup, remediation, removal and restoration (all of the foregoing being hereinafter sometimes collectively referred to as "Losses"), arising from or related to any violation or alleged violation of any of the requirements, ordinances, statutes, regulations or other laws referred to in this Article, including, without limitation, Environmental Laws, any breach of the provisions of this Article, or any Hazardous Use on, about or from the Leased Premises for which Lessee is responsible. Lessee warrants that it is leasing the Premises "as-is, where-is", and that it has thoroughly inspected the Leased Premises prior to execution of this Lease.

     20.5  Release and Assumption of Risk.

           (a) Lessee, for itself, and its officers, directors, shareholders, partners, agents, contractors, attorneys, brokers, servants, employees, sublessees, lessees, invitees, concessionaires, licensees and representatives (hereinafter referred to as "Releasors"), hereby waives, releases, acquits and forever discharges Lessor and its officers; directors, shareholders, trustees, partners, agents, contractors, attorneys, brokers, servants, employees, lessees, invitees, licensees and representatives (hereinafter referred to as "Releasees") of and from any and all Losses, which are in any way connected with, based upon, related to or arising out of (i) any Hazardous Use or Hazardous Materials on or about the Leased Premises or the Complex, (ii) any violation by or relating to the Leased Premises or the Complex (or the ownership, use, condition, occupancy or operation thereof), or by the Releasors or any other persons or entities, of any Environmental Laws affecting the Leased Premises or the Complex, or (iii) any investigation, inquiry, order, hearing, action or other proceeding by or before any governmental agency or any court in connection with any of the matters referred to in clauses (i) or (ii) above (collectively, the "Released Matters"), except to the extent caused by the negligence or willful misconduct of the Releasees. Releasors hereby expressly assume any and all risk of Losses based on or arising out of or pertaining to the Released Matters.


           (b) Lessee agrees, represents and warrants that the Released Matters are not limited to matters which are known, disclosed or foreseeable, and Lessee waives any and all rights and benefits which are conferred upon Lessee by virtue of the provisions of Section 1542 of the California Civil Code, which provides:


           A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.


Lessee agrees, represents and warrants that it is familiar with, has read, understands, and has consulted legal counsel of its choosing with respect to California Civil Code Section 1542 and Lessee realizes and acknowledges that factual matters now unknown to it may have given, or may hereinafter give, rise to Losses which are presently unknown, unanticipated and unsuspected. Lessee further agrees, represents and warrants that the provisions of this Section 20.6 have been negotiated and agreed upon in light of that realization and that Lessee nevertheless hereby intends to release, discharge and acquit the Releasees from any such unknown Losses which are in any way related to this Lease or the Complex.

     20.6  Indoor Air Quality.

     To prevent the generation, growth or deposit of any mold, mildew, bacillus, virus, pollen or other microorganism (collectively, "Biologicals") and the deposit, release or circulation of any indoor contaminants, including, but not limited to, emissions from paint, carpet and drapery treatments, cleaning, maintenance and construction materials and supplies, pesticides, pressed wood products, insulation, tobacco and other materials and products (collectively with Biologicals, "Contaminants"), that could adversely affect the health, safety or welfare of any tenant, employee, or other occupant of the Complex or their invitees (each, an "Occupant"), Lessee shall use reasonable efforts to, at Lessee's sole cost and expense, at all times during the Term (i) maintain, operate and repair the HVAC system servicing the Leased Premises (to the extent that Lessee is otherwise obligated to perform such maintenance, operation and repair pursuant to this Lease) in a manner consistent with preventing or minimizing the generation, growth, circulation, release or deposit of any Contaminants, (ii) maintain the humidity level and the air exchange rate within the Leased Premises (to the extent that Lessee has control thereof) at a level recommended to prevent or minimize the growth of any Biologicals and the circulation of any other Contaminants, (iii) maintain, operate and repair the Leased Premises in such a manner to prevent or minimize the accumulation of stagnant water and moisture in planters, kitchen appliances and vessels, carpeting, insulation, water coolers and any other locations where stagnant water and moisture could accumulate, and (iv) otherwise maintain, operate and repair the Leased Premises to prevent the generation, growth, deposit, release or circulation of any Contaminants. If any governmental entity or any Occupant alleges that health, safety or welfare has been or could be adversely affected by any such Contaminants, Lessee shall notify Lessor in writing within twenty-four (24) hours of the time the allegation is made. Lessor may then elect to engage the services of an industrial hygiene testing laboratory (or alternatively or concurrently require Lessee to do the same) to determine whether the cause of any alleged adverse health effect is or could be attributable to any Contaminants present within the Leased Premises. Lessee shall be responsible for all such testing costs and for any consequential damages and costs (including, without limitation, any third-party claims, loss of rental, remediation, removal and/or abatement costs, and increases in insurance premiums) resulting from Lessee's failure to comply in whole or in part with the terms of this Section 20.7. The indemnity set forth in
Section 20.5 above shall apply to Lessee's failure to comply with any of the terms of this Section.

                                 21.  UTILITIES


     21.1  Payment by Lessee.

     Lessee, from the time it first enters the Leased Premises for the purpose of setting fixtures, or from the commencement of this Lease, whichever date shall first occur, and throughout the Term, shall pay all charges including connection fees for water, gas, heat, sewer, power, telephone services and any other utility supplied to or consumed in or on the Leased Premises. Lessee shall not allow refuse, garbage or trash to accumulate outside of the Leased Premises except on the day of scheduled scavenger pick-up services, and then only in areas designated for that purpose by Lessor. Lessor shall not be responsible or liable for any interruption in utility services, nor shall such interruption affect the continuation or validity of this Lease. Lessor does not warrant that any of the utilities supplied to the Leased Premises will be free of interruption or that any of the utility systems serving the Complex will be free from the need for maintenance, repairs and/or replacements. Lessee acknowledges that any one or more such services may be suspended or reduced by reason of repairs, alterations or improvements necessary to be made, by strikes or accidents, by any cause beyond the reasonable control of Lessor, or by orders or regulations of any federal, state, county or municipal authority. In addition, Lessor shall have no liability for damages arising from, and Lessor does not warrant that Lessee's use of any Lines will be free from, (a) any eavesdropping or wiretapping by unauthorized parties, (b) any failure of any Lines to satisfy Lessee's requirements, or (c) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by installation, maintenance, replacement, use or removal of Lines by or for other occupants of the Complex, by any failure of the environmental conditions or the power supply for the Building to conform to any requirements for the Lines or any associated equipment or any other problems associated with any Lines by any other cause.

                               22.   ALTERATIONS


     22.1  Consent of Lessor; Ownership.

     Except for nonstructural alterations the cost of which is less then $50,000, Lessee shall not make, or suffer to be made, any alterations to the Leased Premises, the Building, or the Complex, and/or systems, and/or Lines and facilities therein, or any part thereof, without the written consent of Lessor first had and obtained, which shall not be unreasonably withheld or delayed. Any additions to or alterations of the Leased Premises, the Building, or the Complex, and/or systems, and/or Lines and facilities therein (except trade fixtures) shall, immediately upon being made, constitute a part of the realty and Lessor's property, and shall, at the expiration or earlier termination of this Lease, remain upon the Leased Premises without compensation to Lessee. Except as otherwise provided in this Lease, Lessee shall have the right to remove its trade fixtures placed upon the Leased Premises provided that Lessee restores the Leased Premises as indicated below. Any and all costs incurred by Lessor, whether in complying with laws, governmental requirements or otherwise, as a result of any "alterations" (as hereinafter defined), or as a result of request by Lessee for increased telephone or other utility capacity above that presently existing (or, in the event the Building is to be constructed or substantially altered by Lessor prior to the delivery date, above that which is planned by Lessor for the Building) shall be paid by Lessee within ten (10) days after demand therefor by Lessor.

     22.2  Requirements.

     Any alterations, additions or installations performed by Lessee (hereinafter collectively "alterations") shall be subject to strict conformity with the following requirements:


           (a) All alterations shall be at the sole cost and expense of Lessee;


           (b) Prior to commencement of any work of alteration, Lessee shall submit detailed plans and specifications, including working drawings (hereinafter referred to as "Plans"), of the proposed alterations, which shall be subject to the consent of Lessor in accordance with the terms of Section 22.1 above;

           (c) Following approval of the Plans by Lessor, Lessee shall give Lessor at least ten (10) days' prior written notice of commencement of work in the Leased Premises so that Lessor may post notices of non-responsibility in or upon the Leased Premises as provided by law;


           (d) No alterations shall be commenced without Lessee having previously obtained all appropriate permits and approvals required by and of governmental agencies;


           (e) All alterations shall be performed in a skillful and workmanlike manner, consistent with the best practices and standards of the construction industry, and pursued with diligence in accordance with the Plans previously approved by Lessor and in full accord with all applicable laws and ordinances. All material, equipment, and articles incorporated in the alterations are to be new, and of recent manufacture, and of the most suitable grade for the purpose intended;


           (f) Lessee is not required to obtain the prior written approval from Lessor for Lessee's contractor prior to commencement of the work as long as Lessee's contractor is licensed, reputable and financially capable, and reasonable evidence thereof has been presented to Lessor. Lessee's contractor shall maintain all of the insurance reasonably required by Lessor, including, without limitation, commercial general liability, workers' compensation, builder's risk and course of construction insurance. The limits of such insurance shall be the same as those specified in Article 12;


           (g) If the estimated cost of alterations exceeds Five Hundred Thousand Dollars ($500,000.00), as a condition of approval of the alterations, Lessor may require performance and labor and materialmen's payment bonds issued by a surety approved by Lessor, in a sum equal to the cost of the alterations guarantying the completion of the alterations free and clear of all liens and other charges in accordance with the Plans. Such bonds shall name Lessor as beneficiary;


           (h) Lessor shall have the right to condition any approval of the alterations upon (i) submission by Lessee of a Report with respect to Hazardous Materials, and/or (ii) the performance by Lessee at Lessee's cost and expense of such investigation, clean-up and remediation with respect to Hazardous Materials, if required under Article 19, as Lessor may request, in Lessor's sole and absolute discretion; provided, however, that Lessor shall have the right, but not the obligation, to undertake all or any portion of such investigation, clean-up or remediation at Lessee's cost and expense in accordance with the provisions of Section 20.3(e) above. Lessee acknowledges and agrees that Lessor shall have the right, in its sole and absolute discretion, to disapprove the making of any such alterations based upon the results of any investigation with respect to Hazardous Materials.

     22.3  Liens.

     Lessee shall keep the Leased Premises and the Complex in which the Leased Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Lessee. In the event a mechanic's or other lien is filed against the Leased Premises or the Complex of which the Leased Premises forms a part as a result of a claim arising through Lessee, Lessor may demand that Lessee furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to at least one hundred fifty percent (150%) of the amount of the contested lien claim or demand, indemnifying Lessor against liability for the same and holding the Leased Premises free from the effect of such lien or claim. Such bond must be posted within ten (10) days following notice from Lessor. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in any action to foreclose such lien if Lessor shall decide it is to its best interest to do so. Lessor may pay the claim prior to the enforcement thereof, in which event Lessee shall reimburse Lessor in full, including attorneys' fees, for any such expense, as additional rent, with the next due rental.

     22.4  Restoration.

     Lessee shall return the Leased Premises to Lessor at the expiration or earlier termination of this Lease in good and sanitary order, condition and repair, free of rubble and debris, broom clean, reasonable wear and tear excepted. However, Lessee shall ascertain from Lessor at the time Lessee seeks Lessor's consent to its plans or, if no consent is required, then at the time Lessee seeks Lessors' consent to leave the improvements in place at the end of the Term, whether Lessor desires the Leased Premises, or any part thereof, restored to its condition prior to the making of permitted alterations, installations and improvements, and if Lessor shall so desire, then Lessee shall forthwith restore said Leased Premises or the designated portions thereof as the case may be, to its original condition, entirely at its own expense, excepting normal wear and tear. All damage to the Leased Premises caused by the removal of such trade fixtures and other personal property that Lessee is permitted to remove under the terms of this Lease and/or such restoration shall be repaired by Lessee at its sole cost and expense prior to termination.

                          23.  MAINTENANCE AND REPAIRS

     23.1  Obligations of Lessor and Lessee.

           (a) Lessee shall, at its sole cost and expense, keep and maintain the Leased Premises, including without limitation, the roof, and appurtenances, and every part thereof in good, clean and sanitary order, condition and repair including all necessary replacements, and shall maintain the appearance of the Leased Premises in a manner consistent with the character, use and appearance of the Complex. Subject to the obligations of Lessee pursuant to this Article and pursuant to Article 20 above, Lessor shall perform all necessary repairs, maintenance and replacement of the foundation and structural parts of the Building, and replacement of the roof. The cost thereof shall be paid by Lessor and the Minimum Rent hereunder shall thereupon be increased by an amount equal to the monthly sum required to amortize the cost thereof over its reasonably useful life (as determined by Lessor's Certified Public Accountant) at 10% interest. Lessee shall, at its sole cost, keep and maintain all utilities, fixtures and mechanical equipment used by Lessee in good order, condition and repair. In the case of equipment installed by Lessor for Lessee, or installed by Lessee and being or to become the property of Lessor, such as heating, ventilating and air conditioning equipment, or other mechanical equipment, Lessee shall maintain a service contract for its regular maintenance with a service company acceptable to Lessor, at Lessee's expense. Evidence of such a service contract will be provided to Lessor at its request. Prior to commencement of any repairs, Lessee shall give Lessor at least ten (10) days' prior written notice thereof so that Lessor may post notices of non-responsibility in or upon the Leased Premises as provided by law. Lessee must obtain the prior written approval from Lessor for Lessee's contractor before the commencement of the repair. Lessor may require that Lessee use a specific contractor for certain types of repairs. Notwithstanding the foregoing, Lessee shall not make any repairs to the equipment, Lines, facilities or systems of the Building or Complex which are outside of the Leased Premises or which do not exclusively serve the Leased Premises.

           (b) Lessee acknowledges that except as expressly set forth to the contrary in Subsection (a) above, Lessor shall and does have absolutely no obligation for maintenance or other building services to the Lessee or the Premises.

     23.2  Waiver.

     Lessee waives all rights it may have under law to make repairs at Lessor's expense.

                               24.  CONDEMNATION

     24.1  Definitions.

           (a) "Condemnation" means (i) the exercise of any governmental power, whether by legal proceedings or otherwise, by a condemnor and/or (ii) a voluntary sale or transfer by Lessor to any condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

           (b) "Date of taking" means the date the condemnor has the right to possession of the property being condemned.

           (c) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial condemnation.

           (d) "Condemnor" means any public or quasi-public authority, or private corporation or individual, having the power of condemnation.

     24.2  Total Taking.

     If the Leased Premises are totally taken by condemnation, this Lease shall terminate on the date of taking.

     24.3  Partial Taking.

           (a) If any portion of the Leased Premises is taken by condemnation, this Lease shall remain in effect, except that Lessee can elect to terminate this Lease if 33-1/3% or more of the total number of square feet in the Leased Premises is taken.

           (b) If fifty percent (50%) or more of the Building in which the Leased Premises are located is taken, Lessor shall have the election to terminate this Lease in the manner prescribed herein.

     24.4  Termination or Abatement

     If either party elects to terminate this Lease under the provisions of
Section 24.3 (such party is hereinafter referred to as the "Terminating Party"), it must terminate by giving notice to the other party (the "Nonterminating Party") within thirty (30) days after the nature and extent of the taking have been finally determined (the "Decision Period"). The Terminating Party shall notify the Nonterminating Party of the date of termination, which date shall not be earlier than sixty (60) days after the Terminating Party has notified the Nonterminating Party of its election to terminate nor later than the date of taking. If Notice of Termination is not given within the Decision Period, the Lease shall continue in full force and effect except that Minimum Rent shall be reduced by subtracting therefrom an amount calculated by multiplying the Minimum Rent in effect prior to the taking by a fraction the numerator of which is the number of square feet taken from the Leased Premises and the denominator of which is the number of square feet in the Leased Premises prior to the taking.

     24.5  Restoration.

     If there is a partial taking of the Leased Premises and this Lease remains in full force and effect pursuant to this Article, Lessor, at its cost, shall accomplish all necessary restoration so that the Leased Premises is returned as near as practical to its condition immediately prior to the date of the taking, but in no event shall Lessor be obligated to expend more for such restoration than the extent of funds actually paid to Lessor by the condemnor.

     24.6  Award.

     Any award arising from the condemnation or the settlement thereof shall belong to and be paid to Lessor except that Lessee shall receive from the award compensation for the following if specified in the award by the condemning authority, so long as it does not reduce Lessor's award in respect of the real property: Lessee's trade fixtures, tangible personal property, loss of business and relocation expenses. At all events, Lessor shall be solely entitled to all award in respect of the real property, including the bonus value of the leasehold. Lessee shall not be entitled to any award until Lessor has received the above sum in full.

                                  25.  PARKING

     25.1  Designated Areas.

     In connection with this Lease, Lessor may purchase the westerly one-half of that certain property described in Exhibit A-1 attached hereto (the "Parking Lot") , which parcel is bounded by 3rd Street, 4th Street, Jackson Street, and Madison Street for Lessee's parking. If purchased, Lessee shall have the option, to be exercised within fifteen (15) days after notice from Lessor of its purchase of the westerly one-half (1/2) of the Parking Lot, to add that one-half (1/2) of the Parking Lot to the Leased Premises hereunder and, if Lessee then so elects, all costs of maintenance, Taxes and insurance for the entire Parking Lot shall be includable as Lessee's obligation under this Lease.

                              26.  ENTRY BY LESSOR


     26.1  Rights of Lessor.


     Without disturbing Lessee's use of the Leased Premises, Lessee shall permit Lessor and Lessor's agents to enter the Leased Premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the Building, the Complex, and the Lines, systems and facilities therein, or for the purpose of making repairs, replacements, alterations or additions to any portion of the Building, the Complex, and the Lines, Systems and facilities therein, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of non-responsibility for alterations, additions or repairs, or for the purpose of placing upon the Building any usual or ordinary "for sale" signs, without any rebate of Rent and without any liability to Lessee for any loss of occupation or quiet enjoyment of the Leased Premises thereby occasioned, and shall permit Lessor, at any time within ninety (90) days prior to the expiration of this Lease, to place upon the Leased Premises any usual or ordinary "to let" or "to lease" signs. This Section in no way affects the maintenance obligations of the parties hereto.

                                  27.    SIGNS

     27.1  Approval, Installation and Maintenance.

     Lessee shall not place on the Leased Premises or on the Complex, any exterior signs or advertisements nor any interior signs or advertisements that are visible from the exterior of the Leased Premises, without Lessor's prior written consent, which shall not be unreasonably withheld or delayed. The cost of installation and regular maintenance of any such signs approved by Lessor shall be at the sole expense of Lessee. At the termination of this Lease, or any extension thereof, Lessee shall remove all his signs, and all damage caused by such removal shall be repaired at Lessee's expense.

                                  28.  DEFAULT

     28.1  Definition.

     The occurrence of any of the following shall constitute a material default and breach of this Lease by Lessee:


           (a) Any failure by Lessee to pay the rental or to make any other payment required to be made by Lessee within three (3) business days following receipt of written notice from Lessor, which notice shall be concurrent with any required statutory notice.


           (b) Any failure by Lessee to provide executed documents as and when required under the provisions of Section 35.2 and/or Article 36;


           (c) A failure by Lessee to observe and perform any other provision of this Lease to be observed or performed by Lessee, where such failure continues for ten (20) days after written notice thereof by Lessor to Lessee; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within the ten (20) day period allowed, Lessee shall not be deemed to be in default if Lessee shall, within such ten (20) day period, commence to cure and thereafter diligently prosecute the same to completion;

           (d) Either (1) the appointment of a receiver (except a receiver appointed at the instance or request of Lessor) to take possession of all or substantially all of the assets of Lessee, or (2) a general assignment by Lessee for the benefit of creditors, or (3) any action taken or suffered by Lessee under any insolvency or bankruptcy act shall constitute a breach of this Lease by Lessee. In such event, Lessor may, at its option, declare this Lease terminated and forfeited by Lessee, and Lessor shall be entitled to immediate possession of the Leased Premises. Upon such notice of termination, this Lease shall terminate immediately and automatically by its own limitation.

                        29.  REMEDIES UPON DEFAULT

     29.1  Termination and Damages.

In the event of any default by Lessee, then in addition to any other remedies available to Lessor herein or at law or in equity, Lessor shall have the immediate option to terminate this Lease and all rights of Lessee hereunder by giving written notice of such intention to terminate. In the event that Lessor shall elect to so terminate this Lease, then Lessor may recover from Lessee.


           (a) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

           (b) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Lessee proves could have been reasonably avoided; plus

           (c) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; plus

           (d) Any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of events would be likely to result therefrom; and

           (e) At Lessor's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the applicable law in the state in which the Leased Premises are located.

     29.2  Definitions.

          (a) The terms "rent" or "rental," as used in this Lease, shall be deemed to be and to mean the Minimum Rent and all other sums required to be paid by Lessee pursuant to the terms of this Lease.

          (b) As used in Subsections 29.1(a) and (b) above, the "worth at the time of award" is computed by allowing interest at the rate of ten percent (10%) per annum. As used in

Subsection 29.1(c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank for the region in which the Complex is located at the time of award plus one percent (1%).

     29.3  Personal Property.

           (a) In the event of any default by Lessee, Lessor shall also have the right, with or without terminating this Lease, to reenter the Leased Premises and remove all persons and property from the Leased Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee.

           (b) In the event of default, all of Lessee's fixtures, furniture, equipment, improvements, additions, alterations and other personal property shall remain upon the Leased Premises and in that event, and continuing during the length of such default, Lessor shall have the sole right to take exclusive possession of such property and to use it, rent or charge free, until all defaults are cured or, at Lessor's option, at any time during the Term, to require Lessee to forthwith remove such property. The rights stated herein are in addition to Lessor's rights described in Section 30.1.

     29.4  Recovery of Rent; Reletting.

           (a) In the event of the vacation or abandonment of the Leased Premises by Lessee or in the event that Lessor shall elect to reenter as provided in Section 29.3 above, or shall take possession of the Leased Premises pursuant to legal proceeding or pursuant to any notice provided by law under the provisions of California Civil Code Section 1951.4 (or similar statute), then if Lessor does not elect to terminate this Lease as provided in Section 29.1 above, this Lease shall continue in effect for so long as Lessor does not terminate Lessee's right to possession, and Lessor may enforce all its rights and remedies under this Lease, including, without limitation, Lessor's right from time to time, without terminating this Lease, to either recover all rental as it becomes due or relet the Leased Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Lessor, in its sole discretion, may deem advisable with the right to make alterations and repairs to the Leased Premises. Acts of maintenance or preservation or efforts to relet the Leased Premises or the appointment of a receiver upon initiation of Lessor or other legal proceeding granting Lessor or its agent possession to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession.

           (b) In the event that Lessor shall elect to so relet, then rentals received by Lessor from such reletting shall be applied: first, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Leased Premises; fourth, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied by the payment of rent hereunder, be less than the rent payable during that month by Lessee hereunder, then Lessee shall pay such deficiency to Lessor immediately upon demand therefor by Lessor. Such deficiency shall be calculated and paid monthly. Lessee shall also pay to Lessor, as soon as ascertained, any costs and expenses incurred by Lessor in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.


           (c) No reentry or taking possession of the Leased Premises or any other action under this Section shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Lessor because of any default by Lessee, Lessor may at any time after such reletting elect to terminate this Lease for any such default.

           (d) Lessor has the remedy described in California Civil Code Section 1951.4 (Lessor may continue Lease in effect after Lessee's breach and abandonment and recover rent as it becomes due, if Lessee has right to sublet or assign, subject only to reasonable limitations).

     29.5  No Waiver.

     Efforts by Lessor to mitigate the damages caused by Lessee's default in this Lease shall not constitute a waiver of Lessor's right to recover damages hereunder, nor shall Lessor have any obligation to mitigate damages hereunder.

     29.6  Curing Defaults.

    Should Lessee fail to repair, maintain, keep clean, and/or service the Leased Premises, or any part or contents thereof at any time or times, or perform any other obligations imposed by this Lease or otherwise, then after having given Lessee reasonable notice of the failure or failures and a reasonable opportunity, which in no case shall exceed ten (10) days, to remedy the failure, Lessor may enter upon the Leased Premises and perform or contract for the performance of the repair, maintenance, or other Lessee obligation, and Lessee shall pay Lessor for all direct and indirect costs incurred in connection therewith within ten (10) days of receiving a bill therefor from Lessor.

     29.7  No Right to Cure.

     Notwithstanding anything to the contrary set forth in Section 29.1 above, Lessee shall be deemed to have committed a material default and breach of this Lease, without any right on Lessee's part to cure such default and breach, upon the failure by Lessee to observe and perform the provisions of any one or more of the following Sections (or indicated portions thereof) of this Lease: 10.2, 20.1, 22.1 (first sentence), 27.1,35.2, 36.1 and 36.2.

     29.8  Cumulative Remedies.

     The various rights, options, election powers, and remedies of Lessor contained in this Article and elsewhere in this Lease shall be construed as cumulative and no one of them exclusive of any others or of any legal or equitable remedy which Lessor might otherwise have in the event of breach or default, and the exercise of one right or remedy by Lessor shall not in any way impair its right to any other right or remedy.

                 30.  FORFEITURE OF PROPERTY AND LESSOR'S LIEN

     30.1  Removal of Personal Property.

     Lessee agrees that as at the date of termination of this Lease or repossession of the Leased Premises by Lessor, by way of default or otherwise, it shall remove all personal property to which it has the right to ownership pursuant to the terms of this Lease. Any and all such property of Lessee not removed by such date shall, at the option of Lessor, irrevocably become the sole property of Lessor. Lessee waives all rights to notice and all common law and statutory claims and causes of action which it may have against Lessor subsequent to such date as regards the storage, destruction, damage, loss of use and ownership of the personal property affected by the terms of this Article. Lessee acknowledges Lessor's need to relet the Leased Premises upon termination of this Lease or repossession of the Leased Premises and understands that the forfeitures and waivers provided herein are necessary to aid said reletting, and to prevent Lessor incurring a loss for inability to deliver the Leased Premises to a prospective lessee.

                            31.  SURRENDER OF LEASE

     31.1  No Merger.

     The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work as a-merger, and shall, at the option of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to it of any or all such subleases or subtenancies.

                           32.  LESSOR'S EXCULPATION

     32.1  Limited Liability.

     In the event of default, breach, or violation by Lessor (which term includes Lessor's partners, co-venturers, co-tenants, officers, directors, trustees, employees, agents, or representatives) of any of Lessor's obligations under this Lease, Lessor's liability to Lessee shall be limited to its ownership interest in the Leased Premises (or its interest in the Complex, if applicable) or the proceeds of a public sale of such interest pursuant to foreclosure of a judgment against Lessor. Lessor may, at its option, and among its other alternatives, relieve itself of all liability under this Lease by conveying the Leased Premises to Lessee. Notwithstanding any such conveyance, Lessee's leasehold and ownership interest shall not merge.

     32.2  No Recourse.

     Lessor (as defined in Section 32.1) shall not be personally liable for any deficiency beyond its interest in the Leased Premises. All personal liability of all trustees, their employees, agents or representatives is expressly waived by Lessee.

                              33.  ATTORNEYS' FEES

     33.1  Actions, Proceedings, etc

     If there is any legal action or proceeding (including arbitration) between Lessor and Lessee arising out of any default by Lessee in the observance or performance of any obligation under this Lease or to enforce or interpret this Lease or to protect or establish any right or remedy under this Lease, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorney's fees and disbursements, incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith. If such prevailing party recovers a judgment in any such action or proceeding (including arbitration) or appeal thereon, such costs, expenses, and attorney's fees and disbursements shall be included in and as a part of such judgment.

     33.2  Survival.

     Lessee's obligations under this Section shall survive the expiration or any other termination of this Lease. This Section is intended to supplement (and not to limit) other provisions of this Lease pertaining to indemnities and/or attorneys' fees.

                                  34.  NOTICES

     34.1  Writing.

     All notices, demands and requests required or permitted to be given or made under any provision of this Lease, shall be in writing and shall be: (i) given or made by personal service, or (ii) by mailing same by registered or certified mail, return receipt requested, postage prepaid, or by (iii) reputable courier which provides written evidence of delivery, addressed to the respective party at the address set forth in Section 1.1 of this Lease or at such other address as the party may from time to time designate, by a written notice, sent to the other in the manner aforesaid.

     34.2  Effective Date.

     Any such notice, demand or request ("notice") shall be deemed given or made on the third day after the date so mailed. Notwithstanding the foregoing, notice given by personal delivery to the party at its address as aforesaid shall be deemed given on the day on which delivery is made. Notice given by a reputable courier service which provides written evidence of delivery shall be deemed given on the business day immediately following deposit with the courier service.

     34.3  Authorization to Receive.

     Each person and/or entity whose signature is affixed to this Lease as Lessee or as guarantor of Lessee's obligations ("obligor") designates such other obligor its agent for the purpose of receiving any notice pertaining to this Lease or service of process in the event of any litigation or dispute arising from any obligation imposed by this Lease.

                               35.  SUBORDINATION


     35.1  Priority of Encumbrances.

           (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Leased Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Leased Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

           (b) Lessor shall use reasonably diligent efforts to obtain a non-disturbance agreement in form reasonably satisfactory to the Lessee from any Lender whose lien encumbers the Leased Premises, within ten (10) business days from date of execution hereof and failing to do so, Lessee shall have the right to terminate this Lease on thirty (30) days prior written notice to the Lessor at any time within sixty (60) days following the expiration of the ten (10) day period aforementioned.

     35.2  Execution of Documents.

     Subject to Lessee's reasonable approval and so long as such documents contain a non-disturbance agreement, Lessee agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to do so. It is understood by all parties that Lessee's failure to execute the subordination documents referred to above may cause Lessor serious financial damage by causing the failure of a financing or sale transaction.

     35.3  Attornment.

     Lessee shall attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any Deed given in lieu of foreclosure.

                           36.  ESTOPPEL CERTIFICATES

     36.1  Execution by Lessee.

           (a) Within ten (10) days of request therefor by Lessor or Lessee, each party shall execute a written statement acknowledging the commencement and termination dates of this Lease, that it is in full force and effect, has not been modified (or if it has, stating such modifications), and providing any other pertinent information as Lessor or Lessee or their agent might reasonably request. Failure to comply with this Article shall be a material breach of this Lease by Lessee or Lessor giving each party all rights and remedies under Article 30 hereof, as well as a right to damages caused by the loss of a loan or sale which may result from such failure by Lessee or Lessor.


           (b) Notwithstanding the provisions of 36.1(a) above, the circumstances giving rise to a valid request for an estoppel certificate by either party shall be as follows:


               (i) A request by Lessor may be in respect of a financing or potential financing, sale, ground lease, joint venture or partnership;


               (ii) A valid request by Lessee shall be for an assignment of the entire Lease.

     36.2  Financing, Sale or Transfer.

     If Lessor desires to finance, refinance, sell, ground lease or otherwise transfer the Leased Premises, or any part thereof, or the Building, Lessee hereby agrees, within ten (10) days of request therefor by Lessor, to deliver to any lender or to any prospective buyer, ground lessor or other transferee designated by Lessor such financial statements of Lessee, its Guarantor and its parent company, if any, as may be reasonably required by such party. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth.

                                  37.  WAIVER

     37.1  Effect of Waiver.

     The waiver by Lessor of any breach of any Lease provision shall not be deemed to be a waiver of such Lease provision or any subsequent breach of the same or any other term, covenant or condition therein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any provision of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

                               38.  HOLDING OVER


     38.1  Month-to-Month Tenancy on Acceptance.

     If Lessee should remain in possession of the Leased Premises after the expiration of the Term and without executing a new Lease, then, upon acceptance of rent by Lessor, such holding over shall be construed as a tenancy from month to month, subject to all the conditions, provisions and obligations of this Lease as existed during the last month of the Term hereof, so far as applicable to a month to month tenancy, except that the Minimum Rent shall be equal to twice the Minimum Rent payable immediately prior to the expiration or sooner termination of the Lease.

                          39.  SUCCESSORS AND ASSIGNS


     39.1  Binding Effect.

     The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

                                   40.  TIME

     40.1  Time of the Essence.

     Time is of the essence of this Lease with respect to each and every article, section and subsection hereof.

                       41.  EFFECT OF LESSOR'S CONVEYANCE

     41.1  Release of Lessor.

     If, during the Term, Lessor shall sell its interest in the Building or Complex of which the Leased Premises forms a part, or the Leased Premises, then from and after the effective date of the sale or conveyance, so long as such successor assumes all of Lessor's obligations under the Lease, Lessor shall be released and discharged from any and all obligations and responsibilities under this Lease, except those already accrued.

                           42.  TRANSFER OF SECURITY

     42.1  Transfer to Purchaser.

     If any security be given by Lessee to secure the faithful performance of all or any of the covenants of this Lease on the part of Lessee, Lessor may transfer and/or deliver the security, as such, to the purchaser of the reversion, in the event that the reversion be sold, and thereupon Lessor shall be discharged from any further liability in reference thereto.

                            43.  CORPORATE AUTHORITY

     43.1  Authorization to Execute.

     If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. Further, Lessee or Lessor shall, within thirty (30) days after execution of this Lease, deliver to the other a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

                    44.  WAIVER OF CALIFORNIA CODE SECTIONS

     44.1  Waiver by Lessee.

     In this Lease, numerous provisions have been negotiated by the parties, some of which provisions are covered by statute. Whenever a provision of this Lease and a provision of any statute or other law cover the same matter, the provisions of this Lease shall control. Therefore, Lessee waives (for itself and all persons claiming under Lessee) the provisions of Civil Code Sections 1932
(2) and 1933 (4) with respect to the destruction of the Leased Premises; Civil Code Sections 1941 and 1942 with respect to Lessor's repair duties and Lessee's right to repair; Civil Code Section 1995.310, granting to a tenant all remedies provided by law for breach of contract (including, without limitation, the right to contract damages and the right to terminate the lease) in the event that the Lessor unreasonably withholds consent to a transfer in violation of the Lessee's rights under the lease; Code of Civil Procedure Section 1265.130, allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Leased Premises by condemnation as herein defined; and any right of redemption or reinstatement of Lessee under any present or future case law or statutory provision (including Code of Civil Procedure Sections 473 and 1179 and Civil Code Section 3275) in the event Lessee is dispossessed from the Leased Premises for any reason. This waiver applies to future statutes enacted in addition to or in substitution for the statutes specified herein.

                                  45.    WASTE

     45.1  Waste or Nuisance.

     Lessee shall not commit, or suffer to be committed, any waste upon the Leased Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant or occupant of the Complex in which the Leased Premises are located.

                                46.  BANKRUPTCY

     46.1  Bankruptcy Events.

     If at any time during the Term there shall be filed by or against Lessee in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Lessee's property, or if a receiver or trustee takes possession of any of the assets of Lessee, or if the leasehold interest herein passes to a receiver, or if Lessee makes an assignment for the benefit of creditors or petitions for or enters into an arrangement (any of which are referred to herein as "a bankruptcy event"), then the following provisions shall apply:

           (a) At all events any receiver or trustee in bankruptcy or Lessee as debtor in possession ("debtor") shall either expressly assume or reject this Lease within sixty (60) days following the entry of an "Order for Relief."


           (b) In the event of an assumption of the Lease by a debtor, receiver, or trustee, such debtor, receiver, or trustee shall immediately after such assumption (1) cure any default or provide adequate assurances that defaults will be promptly cured; and (2) compensate Lessor for actual pecuniary loss or provide adequate assurances that compensation will be made for actual pecuniary loss; and (3) provide adequate assurance of future performance.

     For the purposes of this paragraph 46.1 (b), adequate assurance of future performance of all obligations under this Lease shall include, but is not limited to:


               (i) written assurance that rent and any other consideration due under the Lease shall first be paid before any other of Lessee's costs of operation of its business in the Leased Premises are paid;


               (ii) written agreement that assumption of this Lease will not cause a breach of any provision hereof including, but not limited to, any provision relating to use or exclusivity in this or any other Lease, or agreement relating to the Leased Premises, or if such a breach is caused, the debtor, receiver or trustee will indemnify Lessor against such loss (including costs of suit and attorneys' fees), occasioned by such breach;

           (c) Where a default exists under the Lease, the party assuming the Lease may not require Lessor to provide services or supplies incidental to the Lease before its assumption by such trustee or debtor, unless Lessor is compensated under the terms of the Lease for such services and supplies provided before the assumption of such Lease.

           (d) The debtor, receiver, or trustee may only assign this Lease in accordance with the terms of Article 31 and if adequate assurance of future performance by the assignee is provided, whether or not there has been a default under the Lease. For the purpose hereof, adequate assurance of future performance means written agreement that assignment of this Lease will not cause a breach of any provision hereof including, but not limited to, any provision relating to use or exclusivity in this or any other Lease or agreement relating to the Leased Premises, and that if such a breach is caused, the debtor, receiver or trustee will indemnify Lessor against such loss (including costs of suit and attorney's fees), occasioned by such breach. Any consideration paid by any assignee in excess of the rental reserved in the Lease shall be the sole property of, and paid to, Lessor. Upon assignment by the debtor or trustee, the obligations of the Lease shall be deemed to have been assumed and the assignee shall execute an assumption agreement on request of Lessor.

           (e) Lessor shall be entitled to the fair market value for the Leased Premises and the services provided by Lessor (but in no event less than the rental reserved in the Lease) subsequent to the commencement of a bankruptcy event.

           (f) Lessor specifically reserves any and all remedies available to Lessor in Article 30 hereof or at law or in equity in respect of a bankruptcy event by Lessee to the extent such remedies are permitted by law.

                              47.   LATE CHARGES


     47.1  Late Payment by Lessee.

     Lessee acknowledges that late payment by Lessee to Lessor of rent or any other payment due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impractical to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Lessor by the terms of any encumbrance and note secured by any encumbrance covering the Leased Premises. Therefore, if any installment of rent, or any other payment due hereunder from Lessee is not received by Lessor within five (5) days after the date it is due, Lessee shall pay to Lessor an additional sum of three percent (3%) of such rent or other charge as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the cost that Lessor will incur by reason of late payment by Lessee. Acceptance of any late charge shall not constitute a waiver of Lessee default with respect to the overdue amount, or prevent Lessor from exercising any other rights or remedies available to Lessor.

                           48.  MORTGAGEE PROTECTION

     48.1  Notice and Right to Cure Default.

     Lessee agrees to give any mortgagee(s) and/or trust deed holders, by registered mail, a copy of any notice of default served upon Lessor, provided that prior to such notice Lessee has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such mortgagees and/or trust deed holders. Lessee further agrees that if Lessor shall have failed to cure such default within the time provided for in this Lease, then the mortgagees and/or trust deed holders shall have an additional thirty
(30) days within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary (but not in any event to exceed ninety (90) days) if within such thirty (30) days, any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

                         49.  MISCELLANEOUS PROVISIONS

     49.1  Captions.

     The captions of this Lease are for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease.

     49.2  Number and Gender.

     Whenever the singular number is used in this Lease and when required by the context, the same shall include the plural, the plural shall include the singular, and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, firm or association. If there be more than one Lessee, the obligations imposed under this Lease upon Lessee shall be joint and several.

     49.3  Modifications.

     This instrument contains all of the agreements, conditions and representations made between the parties to this Lease and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties to this Lease.

     49.4  Payments.

     Except as otherwise expressly stated, each payment required to be made by Lessee shall be in addition to and not in substitution for other payments to be made by Lessee.

     49.5  Severability.

     The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     49.6  No Offer.

     The preparation and submission of a draft of this Lease by either party to the other shall not constitute an offer, nor shall either party be bound to any terms of this Lease or the entirety of the Lease itself until both parties have fully executed a final document and an original signature document has been received by both parties. Until such time as described in the previous sentence, either party is free to terminate negotiations with no obligation to the other.

     49.7  Disputed Sums.

     Under the terms of this Lease numerous charges are and may be due from Lessee to Lessor including, without limitation, real estate taxes, insurance reimbursement and other items of a similar nature including advances made by Lessor in respect of Lessee's default at Lessor's option. In the event that at any time during the Term there is a bona fide dispute between the parties as to the amount due for any of such charges claimed by Lessor to be due, the amount demanded by Lessor shall be paid by Lessee until the resolution of the dispute between the parties or by litigation. Failure by Lessee to pay the disputed sums until resolution shall constitute a default under the terms of the Lease.

     49.8  Light, Air and View.

     No diminution of light, air, or view by any structure which may hereafter be erected (whether or not by Lessor) shall entitle Lessee to any reduction of Rent, result in any liability of Lessor to Lessee, or in any other way affect this Lease or Lessee's obligations hereunder.

     49.9  Public Transportation Information.

     Lessee shall establish and maintain during the Term hereof a program to encourage maximum use of public transportation by personnel of Lessee employed on the Leased Premises, including without limitation the distribution to such employees of written materials explaining the convenience and availability of public transportation facilities adjacent or proximate to the Complex, staggering working hours of employees, and encouraging use of such facilities, all at Lessee's sole reasonable cost and expense. Lessee shall comply with all requirements of any local transportation management ordinance.

     49.10 Joint and Several Liability.

     Should Lessee consist of more than one person or entity, they shall be jointly and severally liable on this Lease.

     49.11 Survival of Obligations.

     All obligations of Lessee which may accrue or arise during the Term or as a result of any act or omission of Lessee during said Term shall, to the extent they have not been fully performed, satisfied or discharged, survive the expiration or termination of this Lease.

     49.12 Real Estate Brokers.

     Other than C.B. Commercial, which has been employed and shall be paid solely by Lessor, Lessor and Lessee each represents and warrants to the other party that it has not authorized or employed, or acted by implication to authorize or employ, any real estate broker or salesman to act for it in connection with this Lease. Lessor and Lessee shall each indemnify, defend and hold the other party harmless from and against any and all claims by any real estate broker or salesman whom the indemnifying party authorized or employed, or acted by implication to authorize or employ, to act for the indemnifying party in connection with this Lease.

     49.13 Nonliability of Lessor for Approvals.

     Except as may otherwise be expressly stated by a provision of this Lease, and only to the extent so stated, the consent or approval, whether express or implied, or the act, failure to act or failure to object, by Lessor in connection with any plan, specification, drawing, proposal, request, act, omission, notice or communication (collectively, "act") by or for, or prepared by or for, Lessee, shall not create any responsibility or liability on the part of Lessor, and shall not constitute a representation by Lessor, with respect to the completeness, sufficiency, efficacy, propriety, quality or legality of such act.

     49.14 Interest On Past Due Amounts.

     If any sum due Lessor from Lessee is not received by Lessor within five (5) calendar days after the date such sum is due and payable, such sum shall bear interest from the due date until paid by Lessee at the rate of two percent (2%) above the Prime Rate (as herein defined), not to exceed the maximum rate of interest allowed by law in the state where the Leased Premises are located, and such interest shall be deemed to be additional rent. "Prime Rate" means the highest rate charged by Bank of America NT&SA, San Francisco Main Office, on short-term unsecured loans to its most creditworthy corporate borrowers.

     49.15 Conversion to a Limited Liability Entity.

           (a) No Conversion Without Consent. Anything to the contrary in this
               -----------------------------
Lease notwithstanding, if Lessee is currently a partnership (either general or limited), joint venture, cotenancy, joint tenancy or an individual, Lessee may not convert (the "Conversion") the Lessee entity or person into any type of entity which possesses the characteristic of limited liability such as, by way of example only, a corporation, a limited liability company, limited liability partnership or limited liability limited partnership (singularly and collectively, "Limited Entity"), without the consent of Lessor, which consent, subject to fulfillment of the conditions below, shall not be unreasonably withheld.


           (b) Conditions to Lessor's Consent. The following are conditions
               ------------------------------
precedent to Lessor's obligation to act reasonably with respect to a Conversion to a Limited Entity:


               (i) The Limited Entity assumes all of Lessee's liabilities and is assigned all of Lessee's assets as of the effective date of the Conversion;


               (ii) As of the effective date of the Conversion, the Limited Entity shall have a net worth ("Net Worth"), which is not less than the greater of (i) Lessee's Net Worth on the date of execution of the Lease or (ii) Lessee's Net Worth as of the date Lessee requests Lessor's consent to the Conversion;

               (iii) Lessee has timely fulfilled all its obligations under any of the terms, covenants or conditions of this Lease during the term of the Lease;

               (iv) Lessee delivers to Lessor an agreement, in form and substance satisfactory to Lessor and executed by each equity interest holder of Lessee, wherein each equity interest holder of Lessee agrees to remain personally liable for all of the terms, covenants and conditions of the Lease that are to be observed and performed by the Limited Entity; and

               (v) Lessee shall reimburse Lessor within ten (10) days following Lessor's written demand therefor for any and all reasonable costs and expenses that may be incurred by Lessor in connection with the Conversion including, without imitation, reasonable attorney's fees.


           (c) Nothing in this Section 49.15 shall modify or reduce the obligations of Lessee under this Lease.

     49.16 Memorandum of Lease.

     Lessee may, at Lessee's option and expense, record a memorandum of this Lease in a form approved by Lessor, at any time after the Commencement Date.


     IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease as of the day and year first written above.


LESSOR:                                     LESSEE
SQUARE I, LLC                               COST PLUS, INC.


By: /s/ Edward D. Pike III                  By: /s/ Alan Zimtbaum
   --------------------------------            ---------------------------------
By: Manager                                 By: Alan Zimtbaum
   --------------------------------            ---------------------------------



FOR OFFICE USE ONLY

PREPARED BY:_____________
REVIEWED BY:_____________
APPROVED BY: _____________

                                   EXHIBIT A


                               LEGAL DESCRIPTION


REAL PROPERTY in the City of Oakland, County of Alameda, State of California, described as follows:



PARCEL ONE: (430 Jackson Street)
----------

Beginning at the point of intersection of the Northern line of 4th Street with the Eastern line of Jackson Street; running thence Northerly along said line of Jackson Street, 200 feet to the Southern line of 5th Street; thence Easterly along said Southern line of 5th Street, 225 feet; thence Southerly, parallel with the Western line of Madison Street, 200 feet to the Northern line of 4th Street; thence Westerly along said last named line, 225 feet to the point of beginning.

Being a portion of Block 37, as said Block is shown on Kellersberger's Map of The City of Oakland, on file in the Office of the County Recorder of Alameda County.

A.P. No: 001-0161-001

PARCEL TWO: (425 Madison Street)
----------

Portion of Block 37, as said block is shown on Kellerberger's Map of the City of Oakland, on file in the Office of the County Recorder of Alameda County, described as follows:

Beginning at the intersection of the Southwestern line of 5th Street with the Northwestern line of Madison Street; running thence along said line of 5th Street Northwesterly, 75 feet; thence parallel with said line of Madison Street, Southwesterly 200 feet to the Northeastern line of 4th Street; thence along the last named line Southeasterly, 75 feet to said line of Madison Street; thence along the last named line Northeasterly, 200 feet to the point of beginning.

A.P. No. 00l-0161-002






                                   EXHIBIT A

                                  PARKING LOT

                               LEGAL DESCRIPTION
                               -----------------



EAST HALF:


BEING ALL OF LOTS 12, 13, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23, 24 AND 25 IN
BLOCK 36, ACCORDING TO KELLERSBERGER'S MAP OF THE CITY OF OAKLAND, ON FILE AND OF RECORD IN THE OFFICE OF THE RECORDER OF ALAMEDA COUNTY.



WEST HALF:


BEING ALL OF LOTS 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 26, 27 AND 28 IN BLOCK 36,
ACCORDING TO KELLERSBERGER'S MAP OF THE CITY OF OAKLAND, ON FILE AND OF RECORD IN THE OFFICE OF THE RECORDER OF ALAMEDA COUNTY.



                                 Exhibit "A-1"